As filed with the Securities and Exchange Commission on July 18, 2007

                                                 Securities Act File No. 2-10685
                                         Investment Company Act File No. 811-214
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /X/

                       Pre-Effective Amendment No.     / /

                     Post-Effective Amendment No. 116     /X/

                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/

                              Amendment No.     /X/

                        (Check Appropriate Box or Boxes)
                                  ___________

                           SENTINEL GROUP FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                               National Life Drive
                            Montpelier, Vermont 05604
               (Address of Principal Executive Offices) (Zip Code)
                                 (802) 229-7410
              (Registrant's Telephone Number, including Area Code)
                                  ___________



          Kerry A. Jung, Esq.                     Copy to:
          c/o Sentinel Asset Management, Inc.     John A. MacKinnon, Esq.
          National Life Drive                     Sidley Austin LLP
          Montpelier, Vermont 05604               787 Seventh Avenue
                                                  New York, New York 10019

                     (Name and Address of Agent for Service)
                                  ___________

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)
/ / on _____ pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on _____ pursuant to paragraph (a)(1)
/x/ 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485.

                    If appropriate, check the following box:
     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                  ___________


  Title of Securities Being Registered: Common Stock, par value $.01 per share.

  The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

                                 Sentinel Funds

                               P R O S P E C T U S
                        Prospectus dated October 1, 2007

                               Class A and Class C

                           Sentinel Small/Mid Cap Fund




















This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

 The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

         Sentinel Funds     National Life Drive     Montpelier, VT 05604

                                Table of Contents

What Are The Fund's Investment Objectives And Principal Investment
Strategies? ...................................................................3

What Are The Fund's Principal Investment Risks? ...............................4

How Has The Fund Performed? ...................................................5

What Are The Fund's Fees And Expenses? ........................................5

More Information About Share Classes ..........................................6

How Can I Buy, Sell, Exchange And Transfer Fund Shares? ......................11

How Is The Fund Priced? ......................................................17

Dividends, Capital Gains and Taxes ...........................................18

Who Manages the Fund? ........................................................18

Financial Highlights .........................................................19

The Privacy Policy of the Sentinel Funds, Sentinel Asset Management, Inc., Sentinel Financial Services Company and Sentinel Administrative Services, Inc. is included at the back of this booklet following the prospectus.




















Sentinel Asset Management, Inc. ("Sentinel") is the investment advisor for the Fund. We cannot guarantee that the Fund will achieve its investment objective(s).

What Are The Fund's Investment Objectives And Principal Investment Strategies?

The Fund has investment objective(s) and principal investment strategies. Investment objective(s) are fundamental policies, which means they may only be changed by a majority vote of the outstanding shares of the Fund. We cannot guarantee that these objective(s) will be achieved. In addition, if Sentinel believes it is necessary under adverse conditions to take a temporary defensive position, the Fund may depart significantly or completely from its principal investment strategies. The Fund is a "diversified" fund as defined in the Investment Company Act of 1940, as amended.

You can find additional information about the securities and investment techniques used by the Fund, including a description of the Fund's other fundamental investment policies, in the Fund's Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this prospectus. All other investment strategies and policies described in the prospectus and/or Statement of Additional Information are non-fundamental policies, which means they may be changed by the Fund's Board. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND
(3863), or by writing to Sentinel Administrative Services, Inc. at P.O. Box 1499, Montpelier, VT 05601-1499.

Sidebox:
________________________________________________________________________________

The Small/Mid Cap Fund seeks growth of capital.
________________________________________________________________________________

The Small/Mid Cap Fund normally invests at least 80% of its net assets in small-capitalization and/or mid-capitalization companies. For this purpose, small- and mid-capitalization companies are considered to be companies that have, at the time of purchase, market capitalizations of between $100 million and $15 billion. The Fund invests primarily in common stocks of companies that Sentinel believes have superior business models, solid management teams, sustainable growth potential and are attractively valued.

Up to 25% of the Fund's assets may be invested in securities within a single industry. For portfolio construction purposes, the Fund uses a blend of the Standard & Poor's SmallCap 600 Index and the Standard and Poor's MidCap 400 Index as a sector-weighting guide. The Fund attempts to be well-balanced across major economic sectors, but at times it may emphasize one or more particular sectors. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada in U.S. or Canadian dollars.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program with respect to a substantial amount of its holdings.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, the Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, stocks of smaller companies, general foreign securities, derivatives, not guaranteed, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

Disclosure of Portfolio Securities
A description of the Fund's policies and procedures with respect to disclosure of its portfolio securities is available in the Fund's Statement of Additional Information. The Fund's month-end top ten holdings will be posted at www.sentinelfunds.com under "Performance and Prices" with at least a one-month lag.

What Are The Fund's Principal Investment Risks?

We cannot guarantee that the Fund's investment objective will be achieved. You can find additional information about the investment risks of the Fund in the Fund's Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this prospectus. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND (3863), or by writing to Sentinel Administrative Services, Inc. at P.O. Box 1499, Montpelier, VT 05601-1499.

Principal Equity Securities Risks

Stock Market and Selection Risk. Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Sentinel selects will underperform that stock market or other funds with similar investment objectives and investment strategies.

Investment Style Risk. The Fund primarily focuses on "growth" stocks. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. The Fund's performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

Sector Risk. To the extent the Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on risks of a particular sector, consult the Fund's Statement of Additional Information.

Stocks of Smaller Companies Risk. The stocks of small- and mid-capitalization companies typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Principal Foreign Securities Risks

General Foreign Securities Risk. Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Fund may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Fund had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Other Principal Investment Risks

Derivatives Risk. Derivative investments involve credit risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), hedging risk (the risk that the derivative instrument will not fully offset the underlying positions), liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market) and, when hedging, the risk that the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

Not Guaranteed Risk. The Fund is not guaranteed or insured by the U.S. government. The value of the Fund's shares is expected to fluctuate.

Repurchase Agreements Risk. If the repurchase agreement counterparty defaults on its repurchase obligation, the Fund would have the collateral securities and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the securities turn out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, the Fund may be delayed in being able to sell securities that were subject to the repurchase agreement. In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

Illiquid Securities Risk. Small-cap securities may become illiquid. The Fund will not be able to readily resell illiquid securities. The inability to sell these securities at the most opportune time may negatively affect the Fund's net asset value.

Securities Lending Risk. Securities lending programs are subject to borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). In addition, substitute payments (i.e., amounts equivalent to any dividends, interest or other distributions received by the Fund while the securities are on loan) are not treated as a dividend and are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders. Securities lending may also impact the availability of foreign tax credits, where applicable.

Sidebox:
________________________________________________________________________________

Periodically the Fund may be less than fully invested.
________________________________________________________________________________

Temporary Defensive Position Risk. If the Fund takes a temporary defensive position, it may invest all or a large portion of its assets in U.S. government securities, high-quality, money-market instruments, bank deposits, or cash. If the Fund takes a temporary defensive position, it may not achieve its investment objective(s).

The Fund is appropriate for investors who are comfortable with the risks described here. The Fund is appropriate for long-term investors who are not concerned primarily with principal stability. It is possible to lose money by investing in the Fund.

How Has The Fund Performed?

Because the Fund was first offered on October 1, 2007, performance information is not provided.

What Are The Fund's Fees And Expenses?

These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Class A Shares:
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                                              5.00%
Maximum Deferred Sales Charge (Load)                                    None (1)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                None
Redemption Fees (1)                                                        2.00%
                                                                  on shares held
                                                                          for 30
                                                                  calendar days
                                                                         or less
Exchange Fees                                                           None (2)
Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases                            None
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of the purchase price or net asset
value of shares being redeemed)                                        1.00% (3)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                 None
Redemption Fees (1)
Redemption Fees (1)                                                        2.00%
                                                                  on shares held
                                                                          for 30
                                                                   calendar days
                                                                         or less
Exchange Fees                                                               None

Annual Fund Operating Expenses (as a percentage of average net assets)


                                                                   Total
                                  Distribution                  Annual Fund
                 Management      and/or Service      Other       Operating
Class             Fee (4)         (12b-1) Fees      Expenses    Expenses (5)

     Class A          0.70%               0.30%        0.35%          1.35%
     Class C          0.70%               1.00%        0.65%          2.35%

(1) If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

(2) If you exchange Class A shares of the U.S. Treasury Money Market Fund for Class A shares of another Sentinel Fund, and you did not acquire the U.S. Treasury Money Market Fund shares in an exchange from another Sentinel Fund's Class A shares, then you pay a sales charge equal to the sales charge imposed on new purchases of the new Fund.

(3)  If shares are redeemed on or before one year after purchase.

(4) The Fund pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund's average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% of such assets over $2 billion.

(5)  Estimated for the current fiscal year.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.

Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

Note that the amounts shown do not reflect waivers or reimbursements.

Class (1)                                    1 year             3 years
     Class A                                    631                 906
     Class C (if you redeem)                    338                 733
     Class C (if you do not redeem)             238                 733

(1)  Based on estimates for the current fiscal year.

More Information About Share Classes

The Fund offers different pricing options to investors in the form of different share classes. Through this prospectus, you can learn about the Fund's Class A and Class C shares, as applicable. The Fund has also created an additional class of stock, Class I, shares of which are not offered through this prospectus.

You can compare the differences among the classes of shares using the table below.


  Class     Sales Charge                                  12b-1 Fee     Conversion Feature
_______________________________________________________________________________________________

  A         Maximum initial sales charge: 5%              0.30%         None.
_______________________________________________________________________________________________

  C         CDSC of 1% if redeemed in the first year.     1.00%         None.
_______________________________________________________________________________________________

This prospectus frequently uses the term CDSC, which stands for Contingent Deferred Sales Charge. This type of charge is assessed when you redeem shares subject to a CDSC if none of the waivers described in this prospectus apply. If you do not redeem shares during the time periods in which an investment is subject to a CDSC, you will not pay this charge. CDSC schedules may change from time to time. Your shares are subject to the CDSC schedule in effect when you purchased them.

When choosing a share class, your considerations should include:

     o    the amount of the investment,

     o    the intended length of the investment,

     o    the type of Fund you want,

     o whether you are eligible for a waiver or reduction of an initial sales charge or CDSC, and

     o    whether you intend to utilize the exchange privilege.

Class A shares have the advantage of lower ongoing distribution expenses. The disadvantage of the Class A shares is that you pay an initial sales charge. If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.

Class C shares have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year. You pay higher ongoing distribution fees for the entire period of your investment, however. This class may be appropriate for you if the benefits of avoiding both an initial sales charge and a significant CDSC outweigh the continuing higher distribution fees. Over long periods, however, the other share classes may outperform Class C shares.

Purchase and Exchange Considerations

There is no size limit on purchases of Class A shares. The maximum purchase of Class C shares accepted is $999,999.

You should also consider that exchange privileges into other Sentinel Funds are more limited for classes other than Class A shares. In addition to exchanging into another Sentinel Fund's Class C shares, Class C shares may be exchanged for Class A shares of the U.S. Treasury Money Market Fund. The U.S. Treasury Money Market Fund is offered by a separate prospectus.

Broker/dealers, financial institutions, plan agents and other intermediaries (collectively, "intermediaries") may charge additional fees in connection with transactions in Fund shares. Sentinel Financial Services Company and/or an affiliate may make payments from their own resources to intermediaries related to marketing the Fund and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend the Fund or Class over others offered by competing fund families. Additional information about these arrangements is available in the Fund's Statement of Additional Information.

Class A Shares

Sidebox:
________________________________________________________________________________

Class A shares are generally subject to a front-end sales charge.
________________________________________________________________________________

For all purchases of Class A shares, you pay the public offering price, which includes the front-end sales charge, next computed after we receive your order. The sales charge ranges from 5.00% of the offering price (5.26% of the net amount invested) to zero. Your sales charge will depend on the size of your purchase.

Sales Charges

                       Sales charge as a
                       percentage of:
                       _________________
                                  net
                       offering   amount
Sale Size              price      invested   Reallowance
___________________    ________   ________   ____________

$0 to $24,999           5.00%      5.26%        4.50%
$25,000 to $49,999      4.50%      4.71%        4.25%
$50,000 to $99,999      4.00%      4.17%        3.75%
$100,000 to $249,999    3.00%      3.10%        2.75%
$250,000 to $999,999    2.00%      2.04%        1.75%
$1,000,000 or more      0.00%      0.00%        0.00%

In cases in which there is no sales charge because your purchase was $1,000,000 or more, the Fund's distributor, Sentinel Financial Services Company, will pay intermediaries compensation of 1.00% for sales of up to $4,999,999. In these cases, if you redeem the shares in the first eighteen months after the purchase, a 1.00% CDSC will be imposed. For sales in excess of these amounts, Sentinel Financial Services Company will individually negotiate intermediary compensation and CDSCs. For complete redemptions of your account, any CDSC is imposed on the lower of the original cost or the current net asset value of the shares redeemed. For partial redemptions, any CDSC is imposed on the original cost of the shares redeemed. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds. Sentinel Financial Services Company receives the entire amount of any CDSC paid. Also see "Waiver or Reduction of a CDSC" below. In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

Reduced Sales Charges

Sales charges on Class A shares may be reduced or eliminated in certain situations. Please note that, to take advantage of any reduced or eliminated sales charge, you must advise Sentinel Administrative Services, Inc., the Fund's transfer agent, Sentinel Financial Services Company or your financial intermediary of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.

Right of Accumulation. Quantity discounts begin with investments in Class A shares of $25,000. You may qualify for quantity discounts based on the current value of all classes of shares of the Sentinel Funds (except Class I shares), taken together, that are owned by you, your spouse or your minor children, or a fiduciary for these persons. Shares held under the tax identification number of anyone other than you, your spouse or minor children, however, do not qualify for quantity discounts. Contact Sentinel Administrative Services, Inc. for help in combining accounts for purposes of obtaining quantity discounts by combining accounts or purchases. In order to receive a reduced sales charge, each time you purchase shares you should inform Sentinel Administrative Services, Inc., Sentinel Financial Services Company or your financial intermediary of any other shares owned by you, your spouse and/or your minor children. These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial adviser or other financial intermediary may request documentation including account statements and records of the original acquisition of the shares owned by you, your spouse and/or your minor children from you to show that you qualify for a reduced sales charge. You should retain these records because, depending on where an account is held or the type of account, the Fund, Sentinel Administrative Services, Inc. and/or your financial adviser or other financial intermediary may not be able to maintain this information.

Letter of Intent. You may use a letter of intent to obtain a reduced initial sales charge if you plan to make investments that include Class A shares, the total of the offering price of all such investments is $25,000 or more over a period of 13 months (30 months in the case of corporate qualified plans) and the letter is dated within 90 calendar days of the first purchase to be included. You may count purchases to be made by you, your spouse and your minor children. The letter of intent is not a binding commitment by you to complete the intended purchases. All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent. We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases. If by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. We will notify you if an additional sales charge is due. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge. Then, we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you.

Advantage Program. Employers establishing either SIMPLE-IRAs, SEP-IRAs or
Section 403(b) plans investing in the Fund for which Sentinel Administrative Services, Inc. is the agent for the custodian may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon the current value of investments in the Fund.

Net Asset Value Purchases. You may purchase Class A shares of the Fund at net asset value if you are included in the following list:

     o current and former Directors/Trustees of the Sentinel Funds and predecessors to the Sentinel Funds;

     o current and retired employees and Directors of Sentinel and its affiliates, and National Life Insurance Company employee benefit plans;

     o certain employees of Keane, Inc. and DST Systems, Inc., which provide services to Sentinel, Sentinel Administrative Services, Inc. and/or Sentinel Financial Services Company;

     o registered representatives and other employees of securities dealers that have entered into a sales agreement with Sentinel Financial Services Company;

     o members of the immediate families of, or survivors of, all of these individuals;

     o non-profit organizations with which any of these persons are actively involved;

     o    purchasers who are investing section 403(b) loan principal repayments;
          or

     o former shareholders of the Bramwell Growth Fund or Bramwell Focus Fund, each a series of The Bramwell Funds, Inc., who in those funds' 2006 reorganization received Class A shares of Capital Growth or Growth Leaders Funds, as applicable. This privilege is not available for shares purchased through an omnibus or other intermediary account unless the underlying investor meets this criterion.

Other Waivers of Front-end Loads. We also waive the front-end load where purchasers demonstrate that they are included in one of the following groups:

     o clients of trust companies who have entered into an agreement with Sentinel Financial Services Company under which all their clients are eligible to buy Class A shares at net asset value.

     o qualified pension, profit-sharing or other employee benefit plans whose transactions are executed through a financial institution or service organization who has entered into an agreement with Sentinel Financial Services Company to use the Fund in connection with the accounts. Sentinel Financial Services Company may pay intermediaries compensation of 1.00% for sales of the Fund under this waiver. A CDSC of 1.00%, subject to eligibility for waiver or reduction of a CDSC as outlined in this prospectus, may apply to shares redeemed within eighteen months of purchase.

     o investors investing the proceeds of a distribution from a qualified retirement plan with assets in an omnibus account holding Class A shares of the Fund where the plan record keeper has entered into an agreement with Sentinel Administrative Services, Inc.

If more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged transaction and/or other fees if you effect transactions in Fund shares through an intermediary.

Information about sales charge reductions and waivers is available, free of charge in a clear and prominent format, via hyperlink at the Fund's website at www.sentinelfunds.com.

Reinstatement. If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 90 days at net asset value, without paying any additional sales charge.

Distribution Plans. The Class A shares of the Fund have adopted plans under Rule 12b-1 that allow the Fund to pay fees for the sale and distribution of their shares, and for services provided to shareholders. The Class A shares of the Fund will pay to Sentinel Financial Services Company a monthly fee of up to a maximum annual rate of 0.30% of average daily net assets. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Fund. Those expenses may include distribution and service fees paid by Sentinel Financial Services Company to intermediaries up to the maximum annual rate.

The Fund is not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee of less than the maximum for so long as National Life Insurance Company maintains its investment. In addition, the retirement plans of the National Life Insurance Company and its affiliates receive a rebate of the 12b-1 fees paid by the plans.

Class C Shares

Sidebox:
________________________________________________________________________________

There is no initial sales charge on Class C shares, but they remain subject to higher ongoing fees for the entire investment period.
________________________________________________________________________________

For all purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. A CDSC in the amount of 1.00% of the purchase price will be imposed on Class C shares if you redeem shares during the first year after their purchase, unless you can use one of the CDSC waivers listed in this prospectus. Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares. However, since Class C shares never convert to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.


CDSC. You will pay a CDSC if you redeem Class C shares in the first year after purchase, in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed, unless a waiver applies. In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived. We will next take redemptions from the earliest purchase payment from which a redemption or exchange has not already been taken. The amount of the CDSC will be equal to 1.00%, multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. If you redeem part of your shares, you may choose whether any CDSC due is deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due. Sentinel Financial Services Company receives the entire amount of any CDSC paid.

Distribution Plan. The Class C shares of the Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares, and services provided to shareholders. The Fund pays to Sentinel Financial Services Company a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase, Sentinel Financial Services Company keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling intermediary. In subsequent years, the entire distribution fee will be paid to the selling intermediary.

Exchanges. If you purchase Class C shares, you will have the ability to exchange at net asset value only for the Class C shares of other Sentinel Funds, except that you may also exchange into Class A shares of the U.S. Treasury Money Market Fund. However, if you exchange Class C shares into Class A shares of the U.S. Treasury Money Market Fund within one year of your purchase of the Class C shares, and then subsequently redeem the U.S. Treasury Money Market Fund shares, you may pay a CDSC. Also, time during which you hold Class A shares of the U.S. Treasury Money Market Fund will not count toward the one year period that must elapse before the 1% CDSC is eliminated. If you exchange Class C shares into U.S. Treasury Money Market Fund Class A shares, you may exchange back into Class C shares at any time, but may not exchange at net asset value into Class A shares or Class B shares of any Sentinel Fund. Other Sentinel Funds, including the U.S. Treasury Money Market Fund, are sold by separate prospectus.

Payments to Intermediaries. For all sales of Class C shares, Sentinel Financial Services Company intends to make payments to selling intermediaries, at the time you purchase Class C shares of amounts equal to 1% of the aggregate purchase amount.

Waiver or Reduction of a CDSC

A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

o Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;

o Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died, if the redemption occurs within one year of your death or the beneficiary's death;

o    Required minimum distributions from a retirement account; and

o Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section 403(b)(7) of the Code.

Sentinel Financial Services Company may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates.

No CDSC will apply to accounts owned by affiliates of Sentinel Financial Services Company if Sentinel Financial Services Company has not paid an initial commission to a selling intermediary.

Other Matters Relating to Distribution Of Fund Shares

Equity Services, Inc, an affiliate of Sentinel, receives a reallowance equal to the entire sales charge on its sales of Fund shares. As a result, it may be considered an underwriter of the Fund's shares.

Sentinel Financial Services Company, Sentinel and/or an affiliate may pay amounts or otherwise provide items of material value out of their own resources to certain intermediaries that support the sale of the Fund or provide services to Fund shareholders. This practice may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. Payments may be based on, among other things, the number or value of shares that the intermediary sells or may sell; the value of intermediary's client assets invested in Fund; or the type and nature of services or support furnished by the intermediary. In connection with these payments, the intermediary may elevate the prominence or profile of the Fund within the intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or granting the Sentinel Financial Services Company preferential or enhanced opportunities to promote the Fund. Additional information about these arrangements is available in the Fund's Statement of Additional Information.

How Can I Buy, Sell, Exchange And Transfer Fund Shares?

Purchasing Shares

You may purchase shares at net asset value, less any applicable initial sales charge, as of the close of business on the day your instructions are received prior to the close of the New York Stock Exchange ("NYSE") on each day it is open for business, which is usually 4:00 p.m. Eastern Time.

By Check
To purchase shares by check, make your check payable to the "Sentinel Small/Mid Cap Fund" or "Sentinel Funds" and mail it to:

        Sentinel Administrative Services, Inc.
        P.O. Box 1499
        Montpelier, VT 05601-1499

To make your initial purchase by check, please also fill out an application (one is attached to this prospectus) and return the application with your check. All checks must be drawn in U.S. dollars on a U.S. bank. The Fund does not accept third-party checks, except those issued by NLV Financial Corporation and/or its subsidiaries, U.S. government agencies or institutions that meet verification requirements of the Fund's transfer agent. The Fund reserves the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Your purchase will be effected on the date Sentinel Administrative Services, Inc. receives the check, if the check is received prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) and your purchase order is otherwise in good order (i.e., you have included a properly completed application and/or other required documentation). We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

By Wire
You may purchase shares by wiring federal funds directly to the Sentinel Funds on any day when both the New York Stock Exchange and Federal Reserve banks are open for business. To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. You must first complete an application and return it to Sentinel Administrative Services, Inc. Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Administrative Services, Inc. on any business day are available to the Fund on the next business day.

As a convenience to shareholders, Sentinel Financial Services Company will, acting for the Fund without charge, ordinarily accept orders from intermediaries who have agreements with respect to the Fund for the purchase of shares.

Online
If you already have an account and have elected to do so, you may purchase shares of the Fund over the Internet by accessing the Fund's website at www.sentinelfunds.com.

By Automatic Investment Plan
This feature affords you the opportunity to dollar-cost-average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

By Telephone
This feature enables you to purchase Fund shares via electronic funds transfer from your bank account by phoning Sentinel Administrative Services, Inc., or accessing our automated telephone system known as "OnCall 24."

By Facsimile
SASI will generally accept transaction instructions in good form via facsimile from intermediaries if the intermediary has made prior arrangements with Sentinel Administrative Services, Inc. Sentinel Administrative Services, Inc. may require the intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile. Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

By Government Direct Deposit
You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact Sentinel Administrative Services, Inc.

By Payroll Savings Plan
You may purchase Fund shares automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account each pay period. To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Administrative Services, Inc.

Investment Minimums
                               Automatic
Initial      Subsequent        Investment Plan(1)
$1,000       $50               $50

(1) These also apply to investments through the Payroll Savings Plan.

Investment minimums are determined by Fund rather than Class. These investment minimums apply to accounts held on the Fund's records. Intermediaries that maintain omnibus accounts on the Fund's records may establish different minimums for their clients holding through such omnibus accounts. In addition, the Fund may waive investment minimums to the extent such waivers are approved by the Fund's Chief Compliance Officer and reported to the Fund Board.

Selling Shares

You may redeem shares at net asset value, less any applicable CDSC, as of the close of business on the day your instructions are received prior to the close of the New York Stock Exchange ("NYSE") on a day it is open for business, which is usually 4:00 p.m. Eastern Time.

By Mail
If your shares are held directly with the Fund, you may sell your shares by providing Sentinel Administrative Services, Inc. with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, the signatures of the registered owner(s) must be guaranteed by an eligible financial institution that meets Sentinel Administrative Services, Inc.'s requirements.

For the convenience of shareholders, Sentinel Financial Services Company, acting for the Fund without charge, ordinarily accepts redemption orders from intermediaries who have sales agreements with respect to the Fund. Dealers may charge you a fee with respect to such redemption.

By Telephone
If your shares are held directly with the Fund, you may redeem up to $250,000 from your account each business day by providing instructions to do so over the telephone, by calling Sentinel Administrative Services, Inc. at 1-800-282-FUND
(3863). You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Fund's automated voice response system, also limited to a maximum of $250,000.

Neither the Fund, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Fund, the Fund has followed procedures reasonably designed to prevent losses. In processing telephone exchange or redemption requests, the Fund will use reasonable procedures to confirm that telephone instructions are genuine, and if these procedures are not employed, the Fund may be liable for any resulting losses. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information. You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

By Facsimile
SASI will generally accept transaction instructions in good form via facsimile from intermediaries if the intermediary has made prior arrangements with Sentinel Administrative Services, Inc. Sentinel Administrative Services, Inc. may require the intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile. Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

Online
You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Fund's website at www.sentinelfunds.com. You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers.

Neither the Fund, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided that, in the case of the Fund, the Fund has followed procedures reasonably designed to prevent losses. In processing online exchange or redemption requests, the Fund will use reasonable procedures to confirm that online instructions are genuine, and if these procedures are not employed, the Fund may be liable for any resulting losses. These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

By Systematic Withdrawal
You may arrange to receive automatic regular withdrawals from your account. Withdrawal payments generally should not be considered dividends. Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.

Exchanging Shares

You may exchange shares of one Sentinel Fund for shares of the same class of another Sentinel Fund, without charge, by phoning Sentinel Administrative Services, Inc. or by providing appropriate instructions in writing to Sentinel Administrative Services, Inc. You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Sentinel Funds into shares of the same class in another Sentinel Fund at regular intervals. New purchases must remain in an account for 15 days before they can be exchanged to another Sentinel Fund. We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

Class A Shares
If you initially buy Class A shares in the U.S. Treasury Money Market Fund, you may not exchange into other Sentinel Funds without being treated as an initial purchaser of the other fund's shares. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares, except that time in the U.S. Treasury Money Market Fund will not count toward the holding period necessary to reduce or eliminate any applicable CDSC, or to be converted into Class A shares. The normal minimum account sizes apply to new accounts opened by exchange.

Class C Shares
Class C shareholders may only exchange into Sentinel Funds that offer Class C shares, except Class C shares may be exchanged for Class A shares of the U.S. Treasury Money Market Fund (but if the Class C shares had not been held for a year before the exchange into the U.S. Treasury Money Market Fund, a 1.00% CDSC may apply if the U.S. Treasury Money Market Fund shares are then redeemed). The U.S. Treasury Money Market Fund shares may be exchanged back into Class C shares at any time.

Transfers of Ownership of Shares

When you need to change ownership of your shares or change the name on an account, a Sentinel Administrative Services, Inc. representative will assist you.

Additional Information About Buying, Selling and Exchanging Shares

Customer Identification Requirement

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

This means when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.


Foreign Addresses

Because the Fund is not registered for sales outside of the U.S., they cannot accept new accounts or investments into an account with a mailing address that is not within the U.S. or a military address. You may hold or redeem shares from, but not purchase shares into, an account originally established with a U.S. address if your address is later changed to a foreign address, but all future dividend and capital gains distributions must be paid in cash.


Redemption Proceeds

If a redemption is paid by check, Sentinel Administrative Services, Inc. will normally mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks. We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. The Fund reserves the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code. In its discretion, the Fund may reinvest redemption checks that remain uncashed for more than one year.


Share Certificates

The Fund is not required to and do not expect to issue share certificates. If you are the shareholder of record and have a certificate representing ownership in the Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative Services, Inc., P.O. Box 1499, Montpelier, VT 05601-1499, with appropriate instructions to redeem. Your instructions should be signed by the registered owner(s) exactly as the shares are registered. The signatures of the registered owner(s) must be guaranteed by an eligible financial institution which meets Sentinel Administrative Services, Inc.'s requirements if the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days. We suggest sending certificates by certified mail. You may also redeem share certificates by presenting them in person to Sentinel Administrative Services, Inc. at its office at One National Life Drive, Montpelier, Vermont.


Telephone or Online Delays

During periods of drastic economic or market changes, it is possible that telephone or online transactions may be difficult to implement. If you experience difficulty contacting us by telephone or online, please write to Sentinel Administrative Services, Inc. at P.O. Box 1499, Montpelier, VT 05601-1499.


Undesignated Investments

When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in a closed class or Sentinel Fund, we may return the money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the Sentinel U.S. Treasury Money Market Fund. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the Sentinel U.S. Treasury Money Market Fund, at the next net asset value calculated after we accept such direction. All transactions will be subject to any applicable sales load. The Sentinel U.S. Treasury Money Market Fund is described in a separate prospectus.


Certain Account Fees and Minimum Account Size

Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

Miscellaneous Fees

Custodial Account Fees. Custodial accounts for which Sentinel Administrative Services, Inc. is the agent for the custodian will also pay the following fees:

 Annual custodial fee per social security number        $15.00
 Closeout fee per account                               $15.00
 Transfer of assets per transaction                     $25.00

A portion of these fees are paid to the custodian and a portion are paid to Sentinel Administrative Services, Inc., which provides certain services to these accounts as agent for the custodian.

Service Fees
 Express Mail Deliveries                                $15.00
 Federal Funds Wire                                     $20.00
 Bounced check received for deposit                     $25.00

Services for Employee Benefit Plans

Sentinel Administrative Services, Inc. offers participant record keeping services to employer-sponsored retirement plans such as 401(k), pension or profit sharing plans. Services include the ability to support valuation plans with internet and automated telephone services with access to plan and participant level information for the sponsor, plan participants, plan administrators and registered representatives.


Plans which elect to utilize the services will be assessed an annual service fee for each participant account, in the amounts shown below.

Average Account Value              Fee Per Participating
                                                 Account
$0 - $999                                         $20.00
$1,000 - $2,999                                   $10.00
$3,000 and over                                   No Fee

Excessive Trading Policy

Excessive trading (which may be as a result of market timing) by shareholders of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause the Fund to retain more cash than the Fund's portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Fund will not accommodate excessive trading, and it has therefore adopted a policy to deter such trading. The policy has been reviewed and approved by the Board of Directors. Under this policy, the Fund will reject any purchase order or exchange request if the Fund has determined that an investor's trading, in the judgment of the Fund, has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control. Certain types of regular transactions that will not be deemed by the Fund to be excessive trading for this purpose include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Fund (e.g., periodic rebalancing to maintain an investment advisor's asset allocations model) and pre-authorized withdrawals.


The policy applies to all shareholders. However, the Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund. The Fund therefore makes no representation that all such purchase orders or exchange requests can or will be rejected. In addition, with respect to shares held on the books of intermediaries, such as retirement plan administrators, the Fund may work with such intermediaries to implement additional procedures that the Fund determines are reasonably designed to achieve the objective of the Fund's excessive trading policy. Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary's procedures, which may differ from the procedures applied by the Fund to accounts held directly on the Fund's books, but that are reasonably designed to achieve the same objective.

The Fund has also adopted a redemption fee of 2.00% assessed on the redemption of shares held for 30 calendar days or less. Redemption fees may not apply to certain transactions if you or your financial intermediary make Sentinel Administrative Services, Inc. aware of the circumstances and provide any requested documentation regarding such circumstances prior to your redemption, including redemptions related to death, disability or qualified domestic relations order; certain types of account transactions, such as redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, and redemptions related to payment of custodian fees; and certain types of retirement plan transactions, such as loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts or redemptions related to payment of plan fees. Certain intermediaries may not apply all of these waivers, may apply other reasonable waivers or may pay redemption fees on behalf of their clients.

How Is The Fund Priced?

Net asset value for the Fund is calculated once, at the close of the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern Time, each business day that the NYSE is open, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of the Fund, less its liabilities, by the total number of the Fund's outstanding shares. The Fund's investments are valued as shown below:

    o Equity securities are valued at the latest transaction prices on the principal stock exchanges on which they are traded.

    o Unlisted and listed securities for which there were no sales or insufficient sales during the day are valued at the mean between the latest available bid and asked prices.

    o Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service that, under the supervision of the Board of Directors of the Fund, determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. The mean between the bid and asked prices is used for valuation purposes. The valuations by the pricing service are believed to reflect more accurately the fair market value of such securities than the last reported sale.

    o Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

    o Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event an average of current bids and offers provided by market makers is used.

    o Short-term securities maturing in 60 days or less are valued at cost plus accrued interest earned, which approximates market value. Money market securities are valued on the basis of amortized cost, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at its cost initially and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's pricing time but after the close of the securities' primary markets, are subject to fair value procedures adopted by the Fund's Board. The Board has delegated this responsibility to a pricing committee, subject to its review and supervision. Events that may materially affect the value of portfolio securities include events affecting specific issuers (e.g., a halt in trading of the securities of an issuer on an exchange during the trading day or a company report or announcement regarding earnings or a merger) or events affecting securities markets generally (e.g., market volatility, including a substantial upward or downward movement of the U.S. markets, economic or political news or a natural disaster).


The Fund accounts for securities transactions on the next business day following a trade (trade date plus one), except that transactions may be booked on the trade date when a trade occurs on the end of a financial reporting period or, on occasion, if Sentinel believes a significant price movement may impact the Fund's net asset value.


The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class C shares, reflecting the higher daily expense accruals of Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions. Dividends and distributions will differ by the appropriate amount of the expense accrual differences between the classes.

Dividends, Capital Gains and Taxes

The Fund distributes its net investment income, if any, annually. For the Fund, distributions of any net realized capital gains for a fiscal year are generally paid in December, following the November 30th fiscal year-end.


You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of the same class of another Sentinel Fund. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund. Any dividend or distribution of less than $10.00 must be reinvested. If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. No interest will accrue on amounts represented by uncashed dividend or other distribution checks. To change the current option for payment of dividends and capital gains distributions, please call 1-800-282-FUND (3863).


You will pay tax on dividends and capital gains distributions from the Fund whether you receive them in cash, additional shares or shares of another Sentinel Fund. If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. Certain dividend income, including dividends derived from dividends received from qualifying foreign corporations and long-term capital gain, is eligible for taxation at a reduced rate that applies to individual shareholders. However, to the extent the Fund's distributions are derived from income on debt securities and non-qualifying foreign corporations and/or short-term capital gain, its distributions will not be eligible for this reduced tax rate.


If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain distributions designated by the Fund as either interest-related dividends or short-term gain dividends and paid to a foreign shareholder would be eligible for exemption from the U.S. withholding tax.


Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. However, it is unlikely that a credit or deduction will be available to shareholders of the Fund with respect to such taxes.


By law, your redemption proceeds and dividends of ordinary income and capital gains distributions will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.


This section summarizes some of the consequences under current federal tax law of investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Who Manages The Fund?

Sentinel manages the Fund's investments and their business operations under the overall supervision of the Fund's Board of Directors. Sentinel has the responsibility for making all investment decisions for the Fund.


Sentinel is an indirectly wholly owned subsidiary of the National Life Holding Company. Its principal business address is One National Life Drive, Montpelier, Vermont 05604.


A discussion regarding the basis for the Board of Directors approving the Fund's investment advisory contracts will be available in the Fund's Annual Report for the fiscal year ended November 30, 2007.

Portfolio Managers

Sentinel's staff is organized as six teams. The International Team is headed by Katherine Schapiro. The Large-Cap Growth Team is headed by Elizabeth R. Bramwell. The Large-Cap Blend Team is headed by Daniel J. Manion. The Mid-Cap Growth Team is headed by Paul Kandel. The Small-Cap Team is headed by Charles C. Schwartz. The Fixed-Income Team is headed by Thomas H. Brownell. The teams may include additional portfolio managers and a number of analysts.


The following individuals are the Fund's portfolio managers:


Betsy G. Pecor and Mr. Schwartz co-manage the Fund. Ms. Pecor has been associated with Sentinel or its affiliates since 2000 and has co-managed the Fund since its inception in 2007. She holds the Chartered Financial Analyst designation. Mr. Schwartz has been associated with Sentinel since 1996 and has co-managed the Fund since its inception in 2007. He holds the Chartered Financial Analyst designation.


The Fund's Statement of Additional Information provides additional information about their compensation, the other accounts they manage and their ownership of securities in the Fund.


Financial Highlights

The financial highlights are not provided because the Fund first began operations in October, 2007.

The Sentinel Funds

Shareholder Reports

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected investment performance of the Fund during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).


The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call 1-800-282-FUND
(3863).


Statement of Additional Information

The Fund's Statement of Additional Information contains further information about the Fund, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities, and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at the address shown below or by calling 1-800-282-FUND (3863). Please contact your registered representative or the Fund if you have any questions.


The Fund's Statement of Additional Information is also available at the Fund's website at www.sentinelfunds.com. Information about the Fund (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room at 100 F. Street, N.E., Washington, D.C. 20549. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the SEC's internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.

The Sentinel Funds

One National Life Drive
Montpelier, VT 05604

Investment Advisor                            Counsel

Sentinel Asset Management, Inc.               Sidley Austin LLP
One National Life Drive                       787 Seventh Avenue
Montpelier, VT 05604                          New York, NY 10019

Principal                                     Independent Registered
Underwriter                                   Public Accounting Firm

Sentinel Financial Services Company           [name and address]
One National Life Drive
Montpelier, VT 05604

Transfer Agent,                               Custodian
Shareholder Servicing                         and Dividend
Agent and Administrator                       Paying Agent

Sentinel Administrative                       State Street Bank & Trust
Services, Inc.                                Company
One National Life Drive*                      801 Pennsylvania Avenue
Montpelier, VT 05604                          Kansas City, MO 64105
800-282-FUND (3863)

*All mail and correspondence should be sent to:

Sentinel Administrative Services, Inc.
P.O. Box 1499
Montpelier, VT 05601-1499





















Investment Company Act File No. 811- 00214

    The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the
Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

                                 Sentinel Funds

                               P R O S P E C T U S
                        Prospectus dated October 1, 2007

                                     Class I

                           Sentinel Small/Mid Cap Fund




















     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

       The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

        Sentinel Funds     National Life Drive     Montpelier, VT 05604

                                Table of Contents

What Are The Fund's Investment Objectives And Principal Investment
Strategies? ...................................................................3

What Are The Fund's Principal Investment Risks? ...............................4

How Has The Fund Performed? ...................................................5

What Are The Fund's Fees And Expenses? ........................................5

More Information About Share Classes ..........................................6

How Can I Buy, Sell, Exchange And Transfer Fund Shares? .......................6

How Is The Fund Priced? ......................................................10

Dividends, Capital Gains and Taxes ...........................................11

Who Manages the Fund? ........................................................12

Financial Highlights .........................................................12

The Privacy Policy of the Sentinel Funds, Sentinel Asset Management, Inc., Sentinel Financial Services Company and Sentinel Administrative Services, Inc. is included at the back of this booklet following the prospectus.




















Sentinel Asset Management, Inc. ("Sentinel") is the investment advisor for the Fund. We cannot guarantee that the Fund will achieve its investment objective(s).

What Are The Fund's Investment Objectives And Principal Investment Strategies?

The Fund has investment objective(s) and principal investment strategies. Investment objective(s) are fundamental policies, which means they may only be changed by a majority vote of the outstanding shares of the Fund. We cannot guarantee that these objective(s) will be achieved. In addition, if Sentinel believes it is necessary under adverse conditions to take a temporary defensive position, the Fund may depart significantly or completely from its principal investment strategies. The Fund is a "diversified" fund as defined in the Investment Company Act of 1940, as amended.

You can find additional information about the securities and investment techniques used by the Fund, including a description of the Fund's other fundamental investment policies, in the Fund's Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this prospectus. All other investment strategies and policies described in the prospectus and/or Statement of Additional Information are non-fundamental policies, which means they may be changed by the Fund's Board. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND
(3863), or by writing to Sentinel Administrative Services, Inc. at P.O. Box 1499, Montpelier, VT 05601-1499.

Sidebox:
________________________________________________________________________________

The Small/Mid Cap Fund seeks growth of capital.
________________________________________________________________________________

The Small/Mid Cap Fund normally invests at least 80% of its net assets in small-capitalization and/or mid-capitalization companies. For this purpose, small- and mid-capitalization companies are considered to be companies that have, at the time of purchase, market capitalizations of between $100 million and $15 billion. The Fund invests primarily in common stocks of companies that Sentinel believes have superior business models, solid management teams, sustainable growth potential and are attractively valued.

Up to 25% of the Fund's assets may be invested in securities within a single industry. For portfolio construction purposes, the Fund uses a blend of the Standard & Poor's SmallCap 600 Index and the Standard and Poor's MidCap 400 Index as a sector-weighting guide. The Fund attempts to be well-balanced across major economic sectors, but at times it may emphasize one or more particular sectors. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada in U.S. or Canadian dollars.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program with respect to a substantial amount of its holdings.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, the Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, stocks of smaller companies, general foreign securities, derivatives, not guaranteed, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

Disclosure of Portfolio Securities
A description of the Fund's policies and procedures with respect to disclosure of its portfolio securities is available in the Fund's Statement of Additional Information. The Fund's month-end top ten holdings will be posted at www.sentinelfunds.com under "Performance and Prices" with at least a one-month lag.

What Are The Fund's Principal Investment Risks?

We cannot guarantee that the Fund's investment objective will be achieved. You can find additional information about the investment risks of the Fund in the Fund's Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this prospectus. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND (3863), or by writing to Sentinel Administrative Services, Inc. at P.O. Box 1499, Montpelier, VT 05601-1499.

Principal Equity Securities Risks

Stock Market and Selection Risk. Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Sentinel selects will underperform that stock market or other funds with similar investment objectives and investment strategies.

Investment Style Risk. The Fund primarily focuses on "growth" stocks. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. The Fund's performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

Sector Risk. To the extent the Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on risks of a particular sector, consult the Fund's Statement of Additional Information.

Stocks of Smaller Companies Risk. The stocks of small- and mid-capitalization companies typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Principal Foreign Securities Risks

General Foreign Securities Risk. Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Fund may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Fund had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Other Principal Investment Risks

Derivatives Risk. Derivative investments involve credit risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), hedging risk (the risk that the derivative instrument will not fully offset the underlying positions), liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market) and, when hedging, the risk that the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

Not Guaranteed Risk. The Fund is not guaranteed or insured by the U.S. government. The value of the Fund's shares is expected to fluctuate.

Repurchase Agreements Risk. If the repurchase agreement counterparty defaults on its repurchase obligation, the Fund would have the collateral securities and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the securities turn out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, the Fund may be delayed in being able to sell securities that were subject to the repurchase agreement. In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

Illiquid Securities Risk. Small-cap securities may become illiquid. The Fund will not be able to readily resell illiquid securities. The inability to sell these securities at the most opportune time may negatively affect the Fund's net asset value.

Securities Lending Risk. Securities lending programs are subject to borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). In addition, substitute payments (i.e., amounts equivalent to any dividends, interest or other distributions received by the Fund while the securities are on loan) are not treated as a dividend and are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders. Securities lending may also impact the availability of foreign tax credits, where applicable.

Sidebox:
________________________________________________________________________________

Periodically the Fund may be less than fully invested.
________________________________________________________________________________

Temporary Defensive Position Risk. If the Fund takes a temporary defensive position, it may invest all or a large portion of its assets in U.S. government securities, high-quality, money-market instruments, bank deposits, or cash. If the Fund takes a temporary defensive position, it may not achieve its investment objective(s).

The Fund is appropriate for investors who are comfortable with the risks described here. The Fund is appropriate for long-term investors who are not concerned primarily with principal stability. It is possible to lose money by investing in the Fund.

How Has The Fund Performed?

Because the Fund was first offered on October 1, 2007, performance information is not provided.

What Are The Fund's Fees And Expenses?

These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                    None
Maximum Deferred Sales Charge (Load)                                   None (1)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends            None
Redemption Fees (1)                                                    2.00%
                                                                  on shares held
                                                                 for 15 calendar
                                                                    days or less
Exchange Fees                                                          None

Annual Fund Operating Expenses (as a percentage of average net assets)

                                                  Total
                Distribution                   Annual Fund
Management     and/or Service      Other        Operating
  Fee (2)       (12b-1) Fees      Expenses     Expenses (3)

     0.70%              None

(1)  If you redeem by wire transfer, we assess a wire charge of $20.00.

(2) The Fund pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund's average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% of such assets over $2 billion.

(3)  Estimated for the current fiscal year.


Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.

Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

Note that the amounts shown do not reflect waivers or reimbursements.

___________     ____________

     1 year          3 years
___________     ____________


___________     ____________

Based on estimates for the current fiscal year.

More Information About Share Classes

The Fund offers Class A, Class C and Class I shares.

Class A and Class C shares are offered in a separate prospectus.

How Can I Buy, Sell, Exchange And Transfer Fund Shares?

Purchasing Shares

You may purchase shares at net asset value as of the close of business on the day your instructions are received prior to the close of the New York Stock Exchange ("NYSE") on each day it is open for business, which is usually 4:00 p.m. Eastern Time.

By Check

To purchase shares by check, make your check payable to the "Sentinel Small/Mid Cap Fund" or "Sentinel Funds" and mail it to:
     Sentinel Administrative Services, Inc.
     P.O. Box 1499
     Montpelier, VT 05601-1499

To make your initial purchase by check, please also fill out an application (one is attached to this prospectus) and return the application with your check. All checks must be drawn in U.S. dollars on a U.S. bank. The Fund does not accept third-party checks, except those issued by NLV Financial Corporation and/or its subsidiaries, U.S. government agencies or institutions that meet verification requirements of the Fund's transfer agent. The Fund reserves the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Your purchase will be effected on the date Sentinel Administrative Services, Inc. receives the check, if the check is received prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) and your purchase order is otherwise in good order (i.e., you have included a properly completed application and/or other required documentation). We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

By Facsimile
SASI will generally accept transaction instructions in good form via facsimile from intermediaries if the intermediary has made prior arrangements with SASI. SASI may require the intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile. Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

By Wire
You may purchase shares by wiring federal funds directly to the Sentinel Funds on any day when both the New York Stock Exchange and Federal Reserve banks are open for business. To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. You must first complete an application and return it to Sentinel Administrative Services, Inc. Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Administrative Services, Inc. on any business day are available to the Fund on the next business day.

By Dealer Wire
As a convenience to shareholders, Sentinel Financial Services, Inc. will, acting for the Fund without charge, ordinarily accept orders from dealers who have sales agreements with respect to the Fund.

Eligibility Requirements and Investment Minimums

Class I shares do not charge a sales load and typically have an expense ratio that is lower than the Fund's other classes of shares. Class I shares do not offer certain account services available to other classes, such as checkwriting, automatic investment and withdrawal plans and online account access. Class I shares are generally appropriate for investors who pay their financial intermediary other than through a sales charge (i.e., sales load and/or 12b-1 fee) and/or who do not have a need for those additional account services from the Fund. The following types of investors are eligible to purchase Class I shares:

o Institutional investors with an initial investment of at least $1 million in Class I shares.

o Qualified tuition programs established under Section 529 of the Internal Revenue Code.

o    Registered investment companies.

o Synovus Trust Company for trust accounts established on behalf of its clients.

o Accounts that received Class I shares of a Sentinel Fund in exchange for Class A shares of a Synovus Fund in a reorganization, but only with respect to reinvested dividends and distributions.

o Retirement and deferred compensation plans established for the benefit of the employees or agents of National Life Insurance Company and its affiliates or the Fund Board.

Investment minimums apply to accounts held on the Fund's records. Intermediaries that maintain omnibus accounts on the Fund's records may establish different minimums for their clients holding through such omnibus accounts. In addition, the Fund may waive investment minimums to the extent such waivers are approved by the Fund's Chief Compliance Officer and reported to the Fund Board.

Selling Shares

You may redeem shares at net asset value as of the close of business on the day your instructions are received prior to the close of the New York Stock Exchange ("NYSE") on a day it is open for business, which is usually 4:00 p.m. Eastern Time.

By Mail
If your shares are held directly with the Fund, you may sell your shares by providing Sentinel Administrative Services, Inc. with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, the signatures of the registered owner(s) must be guaranteed by an eligible financial institution that meets Sentinel Administrative Services, Inc.'s requirements.

By Facsimile
SASI will generally accept transaction instructions in good form via facsimile from intermediaries if the intermediary has made prior arrangements with Sentinel Administrative Services, Inc. Sentinel Administrative Services, Inc. may require the intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile. Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

By Dealer Wire
For the convenience of shareholders, Sentinel Financial Services, Inc., acting for the Fund without charge, ordinarily accepts redemption orders from dealers who have sales agreements with respect to the Fund. Dealers may charge you a fee with respect to such redemption.

Exchanging Shares

You may exchange shares of one Sentinel Fund for shares of the same class of another Sentinel Fund, without charge, by phoning Sentinel Administrative Services, Inc. or by providing appropriate instructions in writing to Sentinel Administrative Services, Inc. Class A shareholders of any Sentinel Fund may exchange into Class I shares of a Sentinel Fund if, at the time of the exchange, such shareholder otherwise meets the criteria set forth above. We may modify or terminate the exchange privilege in accordance with the rules of the SEC (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

Transfers of Ownership of Shares

When you need to change ownership of your shares or change the name on an account, a Sentinel Administrative Services, Inc. representative will assist you.

Additional Information About Buying, Selling and Exchanging Shares Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5 million. This will allow us to manage the Fund most effectively.

Customer Identification Requirement

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

Foreign Addresses

Because the Fund is not registered for sales outside of the U.S., they cannot accept new accounts or investments into an account with a mailing address that is not within the U.S. or a military address. You may hold or redeem shares from, but not purchase shares into, an account originally established with a U.S. address if your address is later changed to a foreign address, but all future dividend and capital gains distributions must be paid in cash.

Redemption Proceeds

If a redemption is paid by check, Sentinel Administrative Services, Inc. will normally mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks. We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. The Fund reserves the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code.

Share Certificates

The Fund is not required to and do not expect to issue share certificates. If you are the shareholder of record and have a certificate representing ownership in the Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative Services, Inc., P.O. Box 1499, Montpelier, VT 05601-1499, with appropriate instructions to redeem. Your instructions should be signed by the registered owner(s) exactly as the shares are registered. The signatures of the registered owner(s) must be guaranteed by an eligible financial institution which meets Sentinel Administrative Services, Inc.'s requirements if the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days. We suggest sending certificates by certified mail. You may also redeem share certificates by presenting them in person to Sentinel Administrative Services, Inc. at its office at One National Life Drive, Montpelier, Vermont.

Transacting Through an Intermediary

If you transact through an intermediary who holds an omnibus account on the Fund's records, you must follow the intermediary's procedures for transacting in the Fund. The intermediary may have different procedures, account options and/or transactional fees from those described here.

Undesignated Investments

When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in a closed class or Sentinel Fund, we may return the money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the Sentinel U.S. Treasury Money Market Fund. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the Sentinel U.S. Treasury Money Market Fund, at the next net asset value calculated after we accept such direction. The Sentinel U.S. Treasury Money Market Fund is described in a separate prospectus.

Certain Account Fees and Minimum Account Size

Due to the expense of maintaining accounts with small balances, the Sentinel Funds reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

Miscellaneous Fees
Retirement Custodial Accounts
     Annual Custodial Fee per Social Security Number
                                                     $15.00
     Closeout Fee per Account                        $15.00
     Transfer of Assets per Transaction              $25.00

Service Fees
     Express Mail Deliveries                         $15.00
     Federal Funds Wire                              $20.00
     Bounced check received for deposit              $25.00

Excessive Trading Policy

Excessive trading (which may be as a result of market timing) by shareholders of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause the Fund to retain more cash than the Fund's portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Fund will not accommodate excessive trading, and it has therefore adopted a policy to deter such trading. The policy has been reviewed and approved by the Board of Directors. Under this policy, the Fund will reject any purchase order or exchange request if the Fund has determined that an investor's trading, in the judgment of the Fund, has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control. Certain types of regular transactions that will not be deemed by the Fund to be excessive trading for this purpose include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Fund (e.g., periodic rebalancing to maintain an investment advisor's asset allocations model) and pre-authorized withdrawals.

The policy applies to all shareholders. However, the Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund. The Fund therefore makes no representation that all such purchase orders or exchange requests can or will be rejected. In addition, with respect to shares held on the books of intermediaries, such as retirement plan administrators, the Fund may work with such intermediaries to implement additional procedures that the Fund determines are reasonably designed to achieve the objective of the Fund's excessive trading policy. Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary's procedures, which may differ from the procedures applied by the Fund to accounts held directly on the Fund's books, but that are reasonably designed to achieve the same objective.

The Fund has also adopted a redemption fee of 2.00% assessed on the redemption of shares held for 30 calendar days or less. Redemption fees may not apply to certain transactions if you or your financial intermediary make Sentinel Administrative Services, Inc. aware of the circumstances and provide any requested documentation regarding such circumstances prior to your redemption, including redemptions related to death, disability or qualified domestic relations order; certain types of account transactions, such as redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, and redemptions related to payment of custodian fees; and certain types of retirement plan transactions, such as loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts or redemptions related to payment of plan fees. Certain intermediaries may not apply all of these waivers, may apply other reasonable waivers or may pay redemption fees on behalf of their clients.

How Is The Fund Priced?

Net asset value for the Fund is calculated once, at the close of the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern Time, each business day that the NYSE is open, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of the Fund, less its liabilities, by the total number of the Fund's outstanding shares. The Fund's investments are valued as shown below:

     o Equity securities are valued at the latest transaction prices on the principal stock exchanges on which they are traded.

     o Unlisted and listed securities for which there were no sales or insufficient sales during the day are valued at the mean between the latest available bid and asked prices.

     o Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service that, under the supervision of the Board of Directors of the Fund, determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. The mean between the bid and asked prices is used for valuation purposes. The valuations by the pricing service are believed to reflect more accurately the fair market value of such securities than the last reported sale.

     o Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

     o Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event an average of current bids and offers provided by market makers is used.

     o Short-term securities maturing in 60 days or less are valued at cost plus accrued interest earned, which approximates market value. Money market securities are valued on the basis of amortized cost, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at its cost initially and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's pricing time but after the close of the securities' primary markets, are subject to fair value procedures adopted by the Fund's Board. The Board has delegated this responsibility to a pricing committee, subject to its review and supervision. Events that may materially affect the value of portfolio securities include events affecting specific issuers (e.g., a halt in trading of the securities of an issuer on an exchange during the trading day or a company report or announcement regarding earnings or a merger) or events affecting securities markets generally (e.g., market volatility, including a substantial upward or downward movement of the U.S. markets, economic or political news or a natural disaster).

The Fund accounts for securities transactions on the next business day following a trade (trade date plus one), except that transactions may be booked on the trade date when a trade occurs on the end of a financial reporting period or, on occasion, if Sentinel believes a significant price movement may impact the Fund's net asset value.

Dividends and distributions will differ by the appropriate amount of the expense accrual differences between the classes.

Dividends, Capital Gains and Taxes

The Fund distributes its net investment income, if any, annually. Distributions of any net realized capital gains for a fiscal year are generally paid annually.

You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of the same class of another Sentinel Fund. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund. Any dividend or distribution of less than $10.00 must be reinvested. If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. No interest will accrue on amounts represented by uncashed dividend or other distribution checks. To change the current option for payment of dividends and capital gains distributions, please call 1-800-282-3863.

You will pay tax on dividends and capital gains distributions from the Fund whether you receive them in cash, additional shares or shares of another Sentinel Fund. If you redeem Fund shares or exchange them for shares of another Sentinel Fund, any gain on the transaction may be subject to tax. Certain dividend income, including dividends derived from dividends received from qualifying foreign corporations, and long-term capital gain are eligible for taxation at a reduced rate that applies to individual shareholders. However, to the extent the Fund's distributions are derived from income on debt securities and non-qualifying foreign corporations and/or short-term capital gain, its distributions will not be eligible for this reduced tax rate.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain distributions designated by the Fund as either interest-related dividends or short-term gain dividends and paid to a foreign shareholder would be eligible for exemption from the U.S. withholding tax.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. However, it is unlikely that a credit or deduction will be available to shareholders of the Fund with respect to such taxes.

By law, your redemption proceeds and dividends of ordinary income and capital gains distributions will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current federal tax law of investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Who Manages The Fund?

Sentinel manages the Fund's investments and their business operations under the overall supervision of the Fund's Board of Directors. Sentinel has the responsibility for making all investment decisions for the Fund.

Sentinel is an indirectly wholly owned subsidiary of the National Life Holding Company. Its principal business address is One National Life Drive, Montpelier, Vermont 05604.

A discussion regarding the basis for the Board of Directors approving the Fund's investment advisory contracts will be available in the Fund's Annual Report for the fiscal year ended November 30, 2007.

Portfolio Managers

Sentinel's staff is organized as six teams. The International Team is headed by Katherine Schapiro. The Large-Cap Growth Team is headed by Elizabeth R. Bramwell. The Large-Cap Blend Team is headed by Daniel J. Manion. The Mid-Cap Growth Team is headed by Paul Kandel. The Small-Cap Team is headed by Charles
C. Schwartz. The Fixed-Income Team is headed by Thomas H. Brownell. The teams may include additional portfolio managers and a number of analysts.

The following individuals are the Fund's portfolio managers:

Betsy Pecor and Mr. Schwartz co-manage the Fund. Ms. Pecor has been associated with Sentinel or its affiliates since 2000 and has co-managed the Fund since its inception in 2007. She holds the Chartered Financial Analyst designation. Mr. Schwartz has been associated with Sentinel since 1996 and has co-managed the Fund since its inception in 2007. He holds the Chartered Financial Analyst designation.

The Fund's Statement of Additional Information provides additional information about their compensation, the other accounts they manage and their ownership of securities in the Fund.

Financial Highlights

Financial highlights are not provided for the Fund because it was first offered October, 2007.

                               The Sentinel Funds

Shareholder Reports

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected investment performance of the Fund during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call 1-800-282-FUND
(3863).

Statement of Additional Information

The Fund's Statement of Additional Information contains further information about the Fund, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities, and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at the address shown below or by calling 1-800-282-FUND (3863). Please contact your registered representative or the Fund if you have any questions.

The Fund's Statement of Additional Information is also available at the Fund's website at www.sentinelfunds.com. Information about the Fund (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room at 100 F. Street, N.E., Washington, D.C. 20549. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the SEC's internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.

The Sentinel Funds

One National Life Drive
Montpelier, VT 05604

Investment Advisor                          Counsel

Sentinel Asset Management, Inc.             Sidley Austin LLP
One National Life Drive                     787 Seventh Avenue
Montpelier, VT 05604                        New York, NY 10019

Principal                                   Independent Registered
Underwriter                                 Public Accounting Firm

Sentinel Financial Services Company         [name and address]
One National Life Drive
Montpelier, VT 05604

Transfer Agent,                             Custodian and Dividend
Shareholder Servicing Agent and             Paying Agent
Administrator

Sentinel Administrative                     State Street Bank & Trust
Services, Inc.                              Company
One National Life Drive*                    801 Pennsylvania Avenue
Montpelier, VT 05604                        Kansas City, MO 64105
800-282-FUND (3863)

*All mail and correspondence should be sent to:

Sentinel Administrative Services, Inc.
P.O. Box 1499
Montpelier, VT 05601-1499




















Investment Company Act File No. 811- 00214.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.


                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 2007

                               THE SENTINEL FUNDS
                               National Life Drive
                            Montpelier, Vermont 05604
                              (800) 282-FUND (3863)

Sentinel Small/Mid Cap Fund ("Fund")

Sentinel Group Funds, Inc. ("Company") is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of several separate and distinct funds. This Statement of Additional Information pertains to the fund of the Company listed above. The Fund is diversified.

Sentinel Asset Management, Inc. ("Advisor") acts as the investment advisor to the Fund. Shares of the Fund are distributed by Sentinel Financial Services Company ("SFSC"). Both the Advisor and SFSC are indirectly wholly owned subsidiaries of National Life Holding Company.

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus ("Prospectus"). The Prospectus, which has been filed with the Securities and Exchange Commission ("SEC"), can be obtained upon request and without charge by writing to the Fund at the above address, or by calling 1-800-282-FUND (3863). This Statement of Additional Information has been incorporated by reference into the Fund's Prospectus.

                                TABLE OF CONTENTS

FUNDAMENTAL INVESTMENT POLICIES ...............................................3
NON-FUNDAMENTAL INVESTMENT POLICIES ...........................................3
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS ..................4
MANAGEMENT OF THE FUND .......................................................12
PORTFOLIO MANAGERS ...........................................................17
PRINCIPAL SHAREHOLDERS .......................................................18
THE INVESTMENT ADVISOR .......................................................18
PROXY VOTING PROCEDURES ......................................................19
SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS ...................................19
PRINCIPAL UNDERWRITER ........................................................21
THE DISTRIBUTION PLANS .......................................................22
THE FUND SERVICES AGREEMENTS .................................................22
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS .............................23
PORTFOLIO TURNOVER ...........................................................24
CAPITALIZATION ...............................................................24
HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES ..............................25
ISSUANCE OF SHARES AT NET ASSET VALUE ........................................25
DETERMINATION OF NET ASSET VALUE .............................................25
TAXES ........................................................................26
SHAREHOLDER SERVICES .........................................................28
DEALER SERVICING FEES ........................................................30
REGULATORY MATTERS ...........................................................30
GENERAL INFORMATION ..........................................................31
FINANCIAL STATEMENTS .........................................................31
APPENDIX A: Proxy Voting Procedures .........................................A-1

                         FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies may not be changed without the approval of a majority of the outstanding shares. A vote of a majority of the outstanding shares for this purpose means the affirmative vote of the lesser of (1) 67% of shares present if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

The Fund's principal investment objective is a fundamental investment policy and the additional fundamental investment policies are listed below. The Fund may not:

o Borrow except from banks in an amount up to 5% of the Fund's total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities;

o    Purchase securities on margin;

o    Deal in real estate;

o    Act as an underwriter of securities issued by others;

o Purchase from or sell to any officer, director or employee of the Corporation, the Advisor, SFSC or a subadvisor (or any of their officers or directors) any securities other than Fund shares;

o Invest in oil, gas or other mineral exploration or development programs or leases;

o Invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange;

o    Invest for the purposes of exercising control or management; or

o    Make short sales of securities.

o Invest more than 25% of its assets in securities of companies within a single industry;

o Make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940, as amended ("1940 Act");

o    Invest in restricted securities;

o Invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and

o    Invest more than 15% of its net assets in illiquid securities.


For purposes of the Fund's fundamental policy, "industry" is based on the Standard & Poor's and Morgan Stanley Capital International's Global Industry Classification Standards ("GICS"). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Advisor deems reasonable based on the primary characteristics of the security.

                       NON-FUNDAMENTAL INVESTMENT POLICIES

Non-fundamental investment policies are established and may be changed by the Board. The following are the Fund's non-fundamental investment policies.

To the extent the Fund invests in these derivatives, it will observe the following limitations:

o It may not hold more than 5% of its total assets in the aggregate in options on individual securities, options on securities indices, and futures contracts.

o It will buy options on individual securities only to hedge underlying securities that are owned by the Fund, or to close out transactions in options written.

o It will sell options on individual securities only to generate additional income on securities that are owned by the Fund, or to close out transactions in options purchased.

o It will sell options on securities indices or futures on securities indices only to hedge portfolio risks, or to close out positions in such index options or futures that had previously been purchased. As such, the Fund shall not sell such index options or futures with aggregate notional amounts in excess of that Fund's exposure to the market or sector covered by such index option or future.

o It will purchase options on securities indices or futures on securities indices only in anticipation of buying securities related to the index, or to close out positions in such index options or futures that the Fund had previously sold. In purchasing such index options or futures, it must set aside cash or short-term money market investments so as to ensure that the purchase of such index options or futures does not result in leveraging the Fund's portfolio.

o It will enter into interest rate swap transactions and total return swaps on fixed income indices only in circumstances in which there is no leveraging of credit risk in the portfolio, or in which significant diversification or reduction of credit risk results.

o It will enter into default swaps on fixed-income securities only for the purpose of hedging credit risk on securities owned by the Fund, and will not take on additional credit risk through the use of default swaps.

o When entering into swap agreements, it will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

o When transacting in OTC derivatives involving counterparty risk, it will deal only with counterparties that meet appropriate credit guidelines, and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC options, does not exceed 5% of the total assets of the Fund.


In addition, to comply with Subchapter M of the Code, at least 50% of the Fund's total assets must be comprised of cash, cash items, government securities, securities of other regulated investment companies and individual issues, each of which represents no more than 5% of the Fund's total assets and not more than 10% of the issuer's outstanding voting securities. Those issues which represent more than 5% of the Fund's total assets must be limited in the aggregate to 50% of such Fund's total assets, provided, however, that no more than 25% of the Fund's total assets may be invested in any one issuer or in qualified publicly-traded partnerships.

The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or related rules or SEC staff interpretations.

The Fund may not have on loan at any given time securities representing more than 33-1/3% of its total assets. For the sole purpose of calculating this limit, loan collateral can be included as part of the Fund's total assets, which means that the Fund could lend up to 50% of its total assets before the securities loan.

The Fund also:

o May not change its policy of investing, under normal circumstances, at least 80% of its assets in small- and mid-capitalization companies, unless the Fund provides its shareholders with 60 days' prior written notice of such change;

o    May not invest more than 5% of its total assets in derivative positions;

o May not invest more than 5% of its total assets in debt securities that are rated below "investment grade" (or, if not rated, which the Advisor determines possess similar credit characteristics);

o May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Advisor believes that adverse market or other conditions warrant; and

o    May not invest more than 25% of its net assets in repurchase agreements.


Fundamental and non-fundamental investment policies are considered at the time that portfolio securities are purchased. If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

          ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Derivative Transactions
_______________________

General. The Fund may purchase and sell (a) exchange traded and OTC put and call options on equity securities and indices of equity securities, (b) futures contracts on indices of equity securities, and (c) other securities that replicate the performance of specific "baskets" of stocks.

The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as limiting its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

No Fund may purchase or sell derivative instruments if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the total assets of such Fund.

Purchasing Put Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, and indexes of securities prices. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The Fund may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Fund will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium by a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

Options on Indices. The Fund is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

Futures Contracts. When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

The Fund will segregate liquid assets in connection with its use of options and futures to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time, even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions also could be impaired.

Swaps. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities or a particular "notional amount". Swaps may involve an interest rate (fixed or floating), a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A fixed-income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates.

Swaps are credit-intensive products. The Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counterparty to a swap, or another OTC derivative, will default. Consistent with current market practices, the Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, the Fund's obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, the Fund's risk of loss will consist of the payments that the Fund is contractually entitled to receive from the other party. If there is a default by the other party, the Fund may have contractual remedies under the agreements related to the transaction. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Commodity Pool Operator. The use of derivative instruments is subject to applicable regulations of the Commodity Futures Trading Commission ("CFTC"). The Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA") and, therefore, is not subject to registration or regulation by the CFTC as a commodity pool operator under the CEA.

Asset Coverage for Futures Contracts and Options. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Additional Risk Factors of OTC Transactions. Derivatives traded in OTC markets, including swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.

Exchange-Traded Funds. Exchange-traded funds ("ETF") represent shares of ownership in mutual funds or unit investment trusts ("UIT"), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

Foreign Securities. Foreign securities are typically subject to differences in taxation, regulation, trading volume and currency controls than the U.S. and the possibility of expropriation and lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.


Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than commissions in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

ADRs and ADSs are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

Illiquid Securities. The Fund may invest in illiquid securities with up to 15% of its net assets. In addition, the small- and mid-capitalization companies in which the Fund invests may become illiquid.

To the extent securities in which the Fund invests become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Advisor, under the supervision of the Board, will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund could be adversely affected.

If an investment becomes illiquid, the affected Fund's Advisor will determine the best course of action to permit the Fund to realize maximum value, which could include, among other possibilities, continuing to hold or seeking a private sale.

Initial Public Offerings. From time to time, the Advisor may invest for a client in securities being offered in an initial or secondary public offering ("IPO"), if the Advisor believes the investment is appropriate and desirable for that client. In making this judgment, the Advisor may consider, among other things, the client's investment objectives, restrictions and tax circumstances; the client's tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client's account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the Advisor contemplates holding the investment for the client's account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The Advisor also may consider the number and nature of the account's past participation in IPOs and any indicators of the client's contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the Advisor may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made may be in amounts that are not equal or proportionate to the participating account's asset size. The Advisor may make different investment decisions for different clients about the same IPO.

The Fund or other client's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when the Fund or other client account is small, profitable IPOs may greatly increase the Fund or account's total return, but the same level of performance is not likely to be achieved when an account grows larger.

"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Advisor is usually limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm.

Real Estate Investment Trusts. The Fund may invest in real estate investment trusts ("REIT"). REITs are entities that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate. There are basically three types of REITs: (a) equity REITS, the most common type of REIT, invest in or own real estate and make money for investors from the rents they collect;
(b) mortgage REITs lend money to owners and developers or invest in financial instruments secured by mortgages on real estate; and (c) hybrid REITS are a combination of equity and mortgage REITs. The Internal Revenue Code of 1986, as amended ("Code") lists the conditions a company must meet to qualify as a REIT. For example, the company must pay 90% of its taxable income to shareholders every year. It must also invest at least 75% of its total assets in real estate-related assets, cash items and government securities and generate 75% or more of its gross income from investments in or mortgages on real property.

Repurchase Agreements. The Fund to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. Government Securities") and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount the Fund pays for securities and the amount it receives upon resale is interest income to the Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to the Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, the Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to the Fund. The Fund will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Fund will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

Sector Concentration. From time to time, the Fund may invest substantially in a particular sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.

Consumer Cyclicals. Companies in this sector are subject to changing levels of consumer confidence and spending, changes in demographics and consumer tastes, and interest rate levels.

Consumer Staples. This sector is subject to government regulations regarding food additives and production methods. In addition, tobacco companies may be adversely affected legislation and/or by litigation. Also, the success of food and soft drink may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

Energy. The securities of energy companies are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.

Financials. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

Healthcare. Companies in the healthcare sector are subject to patent considerations, regulatory approval of products and other government regulation, and rapid obsolescence of their products and services.

Industrial. Companies in the industrial sector are affected by supply and demand for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions will affect the performance of these companies. Transportation stocks, in particular, are cyclical and have occasional sharp price movements from changes in the economy, fuel prices, labor agreements and insurance costs.

Materials. Companies in the materials sector may be affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. Other risks may include liability for environmental damage, depletion of resources, and safety and pollution control laws. This sector may also be affected by capital spending, profitability, interest rates, economic cycles, technology advancements, labor relations, and government regulations.

Technology. The value of companies in the technology sector is subject to rapidly changing technology, government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. Smaller companies in this sector face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the general stock market. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings.

Telecommunications. This sector's risks include rapid obsolescence, lack of standardization and/or compatibility with existing technologies, and a dependency on patent and copyright protection. Both federal and state regulations may affect the prices of securities in this sector. The sector is also subject to heave market share competition and foreign competition. The sector has seen heavy consolidation, which may lead to greater regulatory oversight.

Utilities. Utility companies are at risk for increases in fuel and other operating costs; the cost of borrowing to finance capital construction; restrictions on operations, costs and delays in connection with environmental and nuclear safety regulations; and problems obtaining natural gas for resale or fuel for generating electricity. Other risks include those related to the power plants' construction and operation; energy conservation efforts and regulatory changes.

Securities Lending Program. In a securities lending program, the Fund may lend securities to broker-dealers and other institutional borrowers that meet credit requirements and other criteria. Typically, the criteria include that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent pays to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will generally consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund retains the authority to terminate a securities loan. The Fund pays reasonable administrative and custodial fees in connection with each securities loan, and a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund receives from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan ("substitute payments"). Substitute payments are not to be treated as either dividends or interest received with respect to the underlying securities lent for federal income tax purposes. The Fund retains certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent or the Fund's custodian, subject to compliance with all applicable laws, regulations and orders.

U.S. Government Securities. U.S. Government Securities are issued by the U.S. government or its agencies or instrumentalities, including Treasury bills, notes, and bonds; securities issued by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; securities issued by the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, which securities are supported by the right of the agency to borrow from the U.S. Treasury; securities issued by the Federal National Mortgage Association, which securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and securities issue by the Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, which securities are supported only by the credit of such agencies. Although the U.S. government provides various types of financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. Government Securities are guaranteed or backed by the full faith and credit of the U.S. government. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate.

                             MANAGEMENT OF THE FUND

The officers of the Company run the day-to-day operations of the Fund under the supervision of the Board, which consist of the same individuals ("Directors"). The Advisor, under agreements with the Company, supervises and assists in the management of the Fund and the purchase and sale of securities.

During the fiscal year ended November 30, 2006, the Audit, Compliance and Pricing Committee ("Audit Committee") of the Board, which is each comprised of four Directors who are not deemed "interested persons", as defined in the 1940 Act ("Independent Directors"), held six meetings. The Audit Committee reviews reports by management and the independent auditor relating to the integrity of the Fund's financial reporting process and their internal controls, and, as appropriate, the internal controls of certain service companies; is directly responsible for the appointment, compensation, retention and oversight of the Fund's independent auditor; oversees the quality, clarity and objectivity of the Fund's financial statements and the independent audit thereof; provides an avenue of communication among the Board, management, and the independent auditor; acts as a liaison between the Board and the Chief Compliance Officer of the Fund ("CCO"), and monitors the performance by the CCO of the CCO's responsibilities under the procedures approved by the Board pursuant to Rule 38a-1 under the 1940 Act; oversees the procedures utilized for the valuation of portfolio securities owned by the Fund; and oversees the conflicts review process. The Board has adopted a written charter for the Audit Committee of the Board.

The Governance, Contracts and Nominating Committee ("Governance Committee") of the Board held four meetings during the fiscal year ended November 30, 2006. With respect to governance matters, the Governance Committee reviews board governance practices and procedures, board committee assignments and responsibilities, director compensation and director self-assessment. With respect to nominations of independent directors, the Governance Committee reviews the composition of the Board, considers nominations for independent director membership on the Board and evaluates candidates' qualifications for Board membership and their independence from the Fund's investment advisors and other principal service providers. When considering nominations, the Committee may consider referrals from a variety of sources, including current directors, management of the Fund, the Fund's legal counsel and shareholders who submit nominations in accordance with any procedures specified in the Fund's communications to shareholders. In its evaluation of potential nominees, the Governance Committee may consider such factors as it deems appropriate, including the contribution that the person can make to the Board, with consideration being given to the person's business and professional experience, the specific financial, technical or other expertise possessed by the person and the person's reputation for high ethical standards and personal and professional integrity. Independent director nominee recommendations from shareholders should be sent to the Secretary of the Company. With respect to contract matters, the Governance Committee requests information regarding, and evaluates the terms of, the advisory agreements, administrative services agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the Fund; monitors the performance of advisors to the Fund, the distributor, and the administrative services providers.

Biographical Information. The Independent Directors are listed below together with information regarding their age, address and business experience during the past five years. Each of the Directors oversees all of the Fund that make up Sentinel Group Funds, Inc. Each Director serves until his or her successor is elected and qualified, until the next regular meeting of the Board after such Director attains the age of 72 or until his or her death, resignation, or removal as provided in the Fund's governing documents or by statute.

                                Position and Length      Principal Occupation(s) During Past          Public
Name, Address, Age              of Time Served           Five Years                                   Directorships

John D. Feerick (70)            Director, since 1984     Fordham University School of Law -           Wyeth
140 West 62nd Street                                     Professor of Law since 1982; Dean,           (a pharmaceutical
New York, NY 10023                                       from 1982 to 2002; NYS Commission            company) -
                                                         on Judicial Elections, since 2003;           Director, since 1987;
                                                         Special Master of Family                     Group Health
                                                         Homelessness in NYC - from 2003              Incorporated -
                                                         to 2005; Judicial Referee on School          Director, since 1999;
                                                         Funding - 2004 to 2005; American             American Irish
                                                         Arbitration Association, past                Historical Society
                                                         Chairman of the Board                        (Executive
                                                                                                      Committee), since
                                                                                                      2002; Archdiocese of
                                                                                                      New York (Charter
                                                                                                      Committee since
                                                                                                      2002 and
                                                                                                      Realignment
                                                                                                      Committee since
                                                                                                      2005)

Keniston P. Merrill (70)        Director, since 1987;    Retired - Formerly Advisor Chair and         Mary Hitchcock
National Life Drive             Chair, 1990-1997         Chief Executive Officer                      Memorial Hospital -
Montpelier, VT 05604                                                                                  Trustee, 1995 - 2005;
                                                                                                      Dartmouth Hitchcock
                                                                                                      Alliance - Trustee,
                                                                                                      1995 - 2005

Deborah G. Miller (58)          Director, since 1995     Ascendent Systems (a voice and               Libby Glass -
National Life Drive                                      messaging systems company) - Chief           Director, since 2003;
Montpelier, VT 05604                                     Executive Officer, since 2005;               Wittenberg
                                                         Enterprise Catalyst Group (a                 University - Director
                                                         management consulting firm ) - Chief         since 1998
                                                         Executive Officer, since 2003; iCEO
                                                         LLC (an employment agency ) -
                                                         Chief Executive Officer 2000 to 2003

John Raisian, Ph.D. (58)        Director, since 1996     Hoover Institution at Stanford
Hoover Institution                                       University  Economist, since 1986
Stanford University
Serra and Galvez Streets
Stanford, CA 94305-6010

Nancy L. Rose (48)              Director, since 2003     Massachusetts Institute of Technology -      CRA International,
National Life Drive                                      Professor of Economics, since 1985;          Inc. (a consulting
Montpelier, VT 05604                                     National Bureau of Economic                  firm) - Director,
                                                         Research - Director of Industrial            since 2004
                                                         Organization Research Program, since
                                                         1990

Richard H. Showalter (60)       Director, since 2003;    Dartmouth-Hitchcock Alliance and
National Life Drive             Lead Independent         Mary Hitchcock Memorial Hospital -
Montpelier, VT 05604            Director since 2005      Senior Vice President and Chief
                                                         Financial Officer, since 1985;
                                                         Dartmouth-Hitchcock Clinic - Senior

                                Position and Length      Principal Occupation(s) During Past          Public
Name, Address, Age              of Time Served           Five Years                                   Directorships

                                                         Vice President and Chief Financial
                                                         Officer, since 1999; Dartmouth-
                                                         Hitchcock Medical Center -
                                                         Treasurer, since 1995

Susan M. Sterne (61)            Director, since 1990;    Economic Analysis Associates, Inc. -
5 Glen Court                    Audit, Compliance        President, since 1979
Greenwich, CT 06830             and Pricing
                                Committee Chair,
                                since 2007

Angela E. Vallot (50)           Director, since 1996;    Vallot Consultants  President, since
370 Riverside Drive, Apt. 15E   Governance,              2004; Colgate-Palmolive Company (a
New York, NY 10025              Contracts &              consumer products company )  Vice
                                Nominating               President - 2001 to 2003; Texaco,
                                Committee Chair,         Inc. (an integrated energy company )
                                since 2004               - Director of Diversity, 1997 to 2001

Certain biographical and other information relating to the Directors who are officers and "interested persons" of the Fund as defined in the 1940 Act and to the other officers of the Fund is set forth below. Mr. MacLeay and Mr. Thwaites oversee all of series of Sentinel Group Funds, Inc. Each Director serves until his or her successor is elected and qualified, or until his or her death, resignation, or removal as provided in the Fund's governing documents or by statute. Each elected officer is elected by, and serves at the pleasure of, the Board.

Name, Address, Age              Position and             Principal Occupation(s) During               Public
                                Length of Time Served    Past Five Years                              Directorships

Thomas H. MacLeay (58)          Chair, since 2003;       National Life Holding Company                Sentinel Variable
National Life Drive             Chief Executive          (a mutual insurance company) and             Products Trust (7)
Montpelier, VT 05604            Officer 2003-2005        National Life - Chairman of the
                                                         Board, President and Chief  Executive
                                                         Officer, since 2002; President and
                                                         Chief Operating Officer, 1996 to 2001;
                                                         Sentinel Variable Products Trust -
                                                         Chairman, since 2004; Chief Executive
                                                         Officer, 2004 to 2005

Name, Address, Age              Position and             Principal Occupation(s) During Past Five     Public
                                Length of Time           Years                                        Directorships
                                Served

Christian W. Thwaites (49)      President, Chief         Advisor - President & Chief Executive        None
National Life Drive             Executive Officer        Officer, since 2005; National Life -
Montpelier, VT 05604            and Director, since      Executive Vice President, since 2005;
                                2005                     Sentinel Variable Products Trust -
                                                         President and Chief Executive Officer,
                                                         since 2005; Sentinel Financial Services
                                                         Company ("SFSC") - Chief Executive
                                                         Officer since 2005, President 2005 to 2006;
                                                         Sentinel Administrative Services, Inc.
                                                         ("SASI") - President & Chief Executive
                                                         Officer since 2005; Sentinel Advisors
                                                         Company ("SAC") and Sentinel
                                                         Administrative Services Company
                                                         ("SASC") - President & Chief Executive
                                                         Officer 2005 to 2006; Skandia Global
                                                         Funds - Chief Executive Officer, 1996 to
                                                         2004

Thomas P. Malone (51)           Vice President and       SASI - Vice President, since 2006; Sentinel  N/A
National Life Drive             Treasurer, since         Variable Products Trust - Vice President
Montpelier, VT 05604            1997; Assistant          and Treasurer, since 2000; SASC - Vice
                                Vice President,          President 1998 to 2006
                                1990 to 1997

John K. Landy (48)              Vice President,          SASI- Senior Vice President, since 2006;     N/A
National Life Drive             since 2002               Sentinel Variable Products Trust - Vice
Montpelier, Vermont 05604                                President, since 2004; SASC - Senior Vice
                                                         President 2004 to 2006; Vice President,
                                                         1997 to 2004

Scott G. Wheeler (42)           Assistant Vice           SASI - Assistant Vice President, since       N/A
National Life Drive             President and            2006; Sentinel Variable Products Trust -
Montpelier, Vermont 05604       Assistant                Assistant Vice President and Assistant
                                Treasurer, since         Treasurer, since 2004; SASC - Assistant
                                1998                     Vice President 1998 to 2006

Kerry A. Jung (34)              Secretary, since         National Life - Senior Counsel, since 2005;  N/A
National Life Drive             2005                     Sentinel Variable Products Trust -
Montpelier, VT 05604                                     Secretary, since 2005; ESI; Advisor; SFSC
                                                         - Counsel, since 2005; SASI - Counsel,
                                                         since 2006; SASC - Counsel, 2005 to 2006;
                                                         Strong Financial Corporation - Managing
                                                         Counsel, 2004-2005; Associate Counsel,
                                                         2000 to 2004

Name, Address, Age              Position and             Principal Occupation(s) During Past Five     Public
                                Length of Time           Years                                        Directorships
                                Served

D. Russell Morgan (51)          Chief Compliance         Advisor; National Variable Annuity           N/A
National Life Drive             Officer, since           Account II; National Variable Life
Montpelier, Vermont 05604       2004; Secretary,         Insurance Account - Chief Compliance
                                1988-2004                Officer, since 2004; Sentinel Variable
                                                         Products Trust - Chief Compliance Officer,
                                                         since 2004; Secretary, 2000-2005; National
                                                         Life - Assistant General Counsel, 2001 to
                                                         2005; Senior Counsel, 2000 to 2001; ESI -
                                                         Counsel, 1986 to 2005; Advisor, SFSC,
                                                         SASC - Counsel, 1993 to 2005

Mr. MacLeay is an interested person of the Fund because he is also Chairman, President and Chief Executive Officer of the National Life Holding Company.
Mr. Thwaites is an interested person of the Fund he is also President and Chief Executive Officer of the Advisor and SASI. The officers and Directors of the Company who are employees of National Life or its subsidiaries do not receive any compensation from the Fund. Each Director who is not an affiliate of the Advisor is paid an annual fee of $20,500 plus $2,450 for each meeting attended. Effective August 23, 2006, the Lead Independent Director is paid an additional $16,000 annual fee. Between December 8, 2005 and August 23, 2006, this additional fee was $12,000. Each member of the Audit Committee and Governance Committee is also paid $2,000 for each in-person and $500 for each telephone Committee meeting attended, and the chair of each Committee is paid an annual fee of $6,000. Directors are also reimbursed for travel and other out-of-pocket expenses incurred in connection with attending such meetings. The aggregate amount paid, including expense reimbursements, by the Company during the fiscal year ended November 30, 2006 to the officers and Directors as a group was $599,459.

The following table sets forth for the fiscal year ended November 30, 2006 compensation paid by the Company to the Independent Directors and the Chief Compliance Officer of the Company:

                                             Pension or
                                             Retirement
                                             Benefits
                             Aggregate       Accrued as      Total
                             Compensation    Part of Fund    Compensation
Name                         From Company    Expense         from Company
__________________________   ____________    ____________    ____________

John D. Feerick                $43,700           None           $43,700
Richard I. Johannesen (1)       50,700           None            50,700
Keniston P. Merrill             43,200           None            43,200
Deborah G. Miller (2)           43,200           None            43,200
D. Russell Morgan (3)          126,008        $23,156           149,164
John Raisian (2)                43,200           None            43,200
Nancy L. Rose (2)               44,700           None            44,700
Richard H. Showalter, Jr. (2)   56,700           None            56,700
Susan M. Sterne                 44,700           None            44,700
Angela E. Vallot (1), (2)       49,200           None            49,200


(1) Mr. Johannesen was Chair of the Audit Committee, and Ms. Vallot is Chair of
the Governance Committee.    Mr. Johannesen retired as of March 15, 2007 and
Ms. Sterne was appointed Chair of the Audit Committee.

(2) As of November 30, 2006, the total amount of deferred compensation (including interest) payable to or accrued for Ms. Miller is $136,559, for Mr. Raisian is $47,649, for Ms. Rose is $23,394, for Mr. Showalter is $106,961, and for Ms. Vallot is $188,503.

(3) Mr. Morgan was also reimbursed out-of-pocket business expenses.

        Share Ownership. As of December 31, 2006, the Directors held no shares of the Fund, because it was first offered October, 2007.

Codes of Ethics. The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that covers the Fund, and the Advisor and the Distributor have also each adopted a Code of Ethics under Rule 17j-1. The Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

                               PORTFOLIO MANAGERS

Portfolio Manager Compensation.
______________________________

All portfolio managers are compensated by a combination of fixed salaries and incentive compensation and, in certain circumstances, the portfolio managers may be guaranteed a minimum level of combined compensation. The fixed salary portion of compensation is generally based on comparative investment management industry data. Portfolio managers who manage more than one fund and/or also manage accounts for National Life and its affiliates have a pro rata share of their salaries based on the amount of assets managed for each area and each type of investment or fund. The determination of these allocations is in the best judgment of and at the discretion of the Advisor's chief executive officer. Incentive compensation can be a significant portion of total compensation. Incentive compensation with respect to the management of the Fund is primarily based on pre-tax investment performance relative to Morningstar ratings and rankings. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. The 1- and, if applicable, 3-year performance may be weighted more significantly for a new Fund prior to its 3-year and/or 5-year anniversary. No incentive compensation is paid for performance below a 50% Morningstar percentile ranking.


A portion of the incentive compensation for each of the portfolio managers is deferred and invested in one or more Sentinel Funds. In addition, the Advisor and/or an affiliate contributes an amount equal to 20% of the aggregate amount of all incentive compensation for a particular year to a discretionary award pool. Payments from this pool are determined by the chief executive officers of the Advisor and National Life based on overall results for National Life and its affiliates, an evaluation of individual performance, and other factors they determine. Portfolio managers also participate in benefit plans and programs available generally to all employees of National Life and its affiliates. These include health, life and disability insurance, and a defined benefit pension plan.


Portfolio Managers' Fund Ownership. As of December 31, 2006, the portfolio managers held no shares of the Fund, because it was first offered October, 2007.


Portfolio Management Conflicts of Interest. In addition to managing the assets of the Fund, each portfolio manager may have responsibility for managing other client accounts of the Advisor. The manner in which the portfolio manager's incentive compensation is weighted among the accounts managed may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her incentive compensation. The tables below show the number and asset size of the following types of accounts that he or she manages (if any): (1) SEC registered investment companies (or series thereof) other than the Company and (2) other accounts (e.g., accounts managed for individuals or organizations). The tables also show the number of performance based fee accounts for each category, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. Information is provided as of July 31, 2007. No portfolio manager managed pooled investment vehicles that are not registered investment companies.

                           Portfolio Managers' Management of Registered Investment
                                Companies/Series Other Than the Fund


                                                        Number of      Total Assets of
                                                        Companies/     Companies/
                       Number of                        Series with    Series with
                       Companies/                       Performance-   Performance-
Portfolio Manager      Series       Total Assets        Based Fee      Based Fee
_________________      __________   ____________        ____________   _______________

Betsy Pecor                2        $                   None           None
Charles C. Schwartz        2        $                   None           None


                           Portfolio Managers' Management of Accounts
                             That Are Not Pooled Investment Vehicles

                                                        Number of      Total Assets of
                                                        Accounts with  Accounts with
                       Number of                        Performance-   Performance-
Portfolio Manager      Accounts     Total Assets        Based Fee      Based Fee
_________________      __________   ____________        ____________   _______________

Betsy Pecor                1        $13.4 million       None           None
Charles C. Schwartz        1        $13.4 million       None           None


Conflicts of Interest. The Advisor is an indirect wholly owned subsidiary of National Life Holding Company. National Life, also an indirect wholly owned subsidiary of the National Life Holding Company, is in the business of marketing life insurance and annuity policies to the public. In the course of its business National Life maintains substantial investment portfolios for its own account, primarily in domestic fixed-income securities. Real, potential or apparent conflicts of interest may arise where the same investment opportunities are appropriate for a National Life portfolio or for the portfolios of other clients.


Conflicts of interest may arise particularly in cases where the same portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund and/or other account. The Advisor has established procedures under which, when the Advisor recommends to the Fund the purchase of an issue that it may also recommend for other clients or for the portfolios of its affiliates, investment opportunities are allocated by a means which is fair. Generally investment opportunities are allocated to different investors for which a given investment opportunity is suitable on a pro rata basis. However, the allocation may be changed from pro rata where a good reason to do so exists, such as that the pro rata allocation would result in such small allocations to a particular investor that it is not cost effective or meaningful. For fixed-income investments, allocations are normally in proportion to cash available for investment in a particular opportunity, but an opportunity judged to be more suitable to a particular account than others may be allocated to such account. Over time the Advisor seeks to ensure that no Fund or other account is favored over others.

                             PRINCIPAL SHAREHOLDERS

Principal shareholders of the Fund are not provided because the Fund was first offered October, 2007.


Any person owning more than 25% of the Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                             THE INVESTMENT ADVISOR

The Advisor provides general supervision of the Fund's investments as well as certain administrative and related services. The Advisor is an indirect wholly owned subsidiary of the National Life Holding Company.


Under investment advisory agreements with the Fund, the Fund will pay the Advisor a monthly fee based on the annual rates shown.

Advisory Fee Rate          Average Daily Net Assets (1)
0.70%                      First $500 million
0.65%                      Next $300 million
0.60%                      Next $200 million
0.50%                      Next $1 billion
0.40%                      In excess of $2 billion

The initial sole shareholder of the Fund approved the advisory agreement with the Advisor on August __, 2007. The Board last approved each of the advisory agreements with the Advisor on June 7, 2007.


The advisory agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the Independent Directors who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company's advisory agreement to shareholders, such matters shall be deemed to be acted upon effectively with respect to any Fund if a majority of the outstanding voting securities of such Fund vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.


Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

                             PROXY VOTING PROCEDURES

The Company has adopted proxy voting procedures pursuant to which the Board delegates the responsibility for voting proxies relating to portfolio securities held by the Fund to the Advisor as part of their general management of the applicable Fund, subject to the Board's continuing oversight. The proxy voting procedures of the Advisor are included in an Appendix to this Statement of Additional Information. For the Fund that makes any investments in voting securities, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling 1-800-282-FUND (3863), at the Fund's website at http://www.sentinelfunds.com, or at the SEC's website at http://www.sec.gov.

                   SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Fund and the Advisor, the Fund and the Advisor may, under certain circumstances, make selective disclosure with respect to the Fund's portfolio holdings. The Board has approved the policies and procedures adopted by the Fund and has delegated to the Advisor the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures, including compliance with any confidentiality requirements applicable to recipients of portfolio holdings. The Fund's Chief Compliance Officer has undertaken to report any violations of these policies and procedures, including any confidentiality requirements pursuant to them, to the Board.


The Fund's policy with respect to disclosure of portfolio holdings is that such disclosure shall be limited to:

Public Disclosure:

     (i) information with respect to portfolio holdings contained in the Fund's Annual and Semi-Annual Reports to Shareholders;

     (ii) information with respect to portfolio holdings contained in the Fund's Form N-Q filed with the SEC, which is filed with the SEC within 60 days of quarter-end;

     (iii) information with respect to portfolio holdings that is: (1) provided on the Fund's website; (2) provided in the Fund's marketing materials, broadly used with all selling intermediaries of the Fund; or (3) otherwise made generally available to anyone who requests it, in all such cases such information to the extent it discloses the specific securities held by the Fund to be only as of the last business day of a month and only at least 30 days later than the date of such information;

Non-Public Disclosure:

     (iv) information with respect to portfolio holdings of the Fund provided to recognized mutual fund information services, such as Lipper Inc. and Morningstar, Inc., such information to be provided as of the last business day of a month and only if either (a) such information is disclosed to such services at least 30 days later than the date of such information, or (b) such services agree that they and their employees will not disclose or trade on such information before it is publicly disclosed; and

     (v) information with respect to portfolio holdings of the Fund provided to persons who request it, including selling group members, consultants and investors, such information to be provided (a) as of the last business day of a month and (b) at least 30 days later than the date of such information.

Portfolio holdings information provided under (iii), (iv) or (v) above shall be released only by a limited group of individuals specifically designated by the Fund's Chief Executive Officer or the President of the Fund's distributor. Each individual shall be trained in these limitations on the release of portfolio holdings information. Neither the Fund, the Advisor nor its affiliates receive compensation or other consideration with respect to the release of such portfolio holdings information.


The policy does not apply to the disclosure of information to: the Directors or their counsel; persons who owe a fiduciary or other duty of trust or confidence to the Company, such as the Fund's counsel and registered public accounting firm; providers of fund accounting services; the Fund's transfer agent and custodian; or executing brokers in connection with the sale of portfolio holdings. The fiduciary, contractual or other duties (e.g., legal or statutory) of these recipients generally require them not to misuse such information.


The Fund have adopted policies and procedures, including a Code of Ethics and various policies regarding securities trading, to address potential conflicts of interest that may arise in connection with disclosure of portfolio information. Among other things, the Code of Ethics prohibits officers and employees of the Advisor from knowingly or intentionally trading, directly or indirectly, against the Fund in any of the Fund's portfolio securities. The Code of Ethics also generally prohibits such officers and employees from trading in a manner inconsistent with the best interests of the Fund.


The Fund have entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

o    Board

o    Fund's Independent Registered Public Accounting Firm

o    Fund's custodian

o    Fund's transfer agent

o    Fund's administrator agent (in connection with accounting services)

o    Mutual fund information services - Morningstar, Inc. and Lipper Inc.

Selective disclosure of portfolio information is made to the Board, transfer agent, independent registered public accounting firm, administrator agent and custodian as frequently as necessary to enable such persons or entities to provide services to the Fund. Disclosure is made to Morningstar, Inc. and Lipper Inc. on a monthly basis.


The Fund and the Advisor monitor, to the extent possible, the use of portfolio information by the individuals or firms to which it has been disclosed. There can be no assurance, however, that the Fund's policies and procedures with respect to the selective disclosure of Fund portfolio information will prevent all misuse of such information by individuals or firms that receive such information.

                              PRINCIPAL UNDERWRITER

SFSC acts as the principal underwriter of shares of the Fund. Its principal business address is One National Life Drive, Montpelier, Vermont 05604. SFSC is a Vermont general partnership of SAM and Sentinel Financial Services, Inc. ("SFSI"), a wholly owned subsidiary of SAM.


The Fund receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Fund that it allows concessions to intermediaries as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives.


The distribution contracts of the Company provide that SFSC will use its best efforts to continuously offer the Fund's shares. These contracts may be terminated by either party thereto on 60 days' written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.


Payments to Intermediaries. SFSC or an affiliate may compensate intermediaries that distribute and/or service investors in the Fund or, at the direction of a retirement plan's named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the Fund on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. In addition to such payments, SFSC or an affiliate may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. SFSC anticipates that payments will be made to multiple intermediaries, including broker-dealers and other financial firms, and these payments may be significant. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, SFSC may pay or allow other incentives or payments to intermediaries.


Some payments, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend the Fund or a share class over others offered by competing fund families. The following is a list of intermediaries to which SFSC or an affiliate would expect to make payments related to marketing the Fund and/or servicing Fund shareholders:

American Guaranty & Trust         Janney Montgomery Scott LLC          Pershing LLC
AST Trust                         Legg Mason Wood Walker               Raymond James & Associates
Baystate Financial Services       Lincoln National Life                Raymond James Financial
Benefit Plans Administrators      Linsco/Private Ledger                RBC Dain Rauscher
BISYS Retirement Services         Matrix Settlement & Clearance        Robert W. Baird & Co.
Carillon Investments, Inc.        McDonald Investments                 Solomon Smith Barney
Charles Schwab & Co.              Merrill Lynch                        Securities America
Commonwealth Financial Network    MICG Investment Management           Stock Yards Bank & Trust Co
Davenport & Co.                   Mid Atlantic Corp.                   The Vanguard Group
Edward Jones                      ML Global Investments                Trustlynx
Equity Services, Inc.             Morgan Stanley                       UBS Financial Services
Fidelity Investments              MSCS Financial Services              USI Consulting Group
Financial Data Services, Inc.     National Financial Services Corp     Wachovia Bank
First National Bank of Omaha      National Investor Services Corp      Wachovia Securities
Fiserv                            NYLife Distributors                  Whitfield Financial
Hornor Townsend & Kent            PennMutual

It is expected that SFSC or an affiliate will make payments to these and other intermediaries for similar purposes in the future.

National Life, Equity Services, Inc. and/or their affiliates, which are all affiliates of SFSC, may contribute amounts to various non-cash and cash incentives paid to registered representatives of Equity Services, Inc. the amounts of which may be based on the sales of the Fund, including (1) sponsoring educational programs, (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements and/or (5) making loans and forgiving such loans.

                             THE DISTRIBUTION PLANS

The Company has adopted several plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Clas A and Class C shares. In all cases, the Plans reimburse SFSC for expenses actually incurred.


Under the Plan applicable to Class A shares of the Fund, it is expected that the amounts payable to SFSC will be equal to 0.30% of average daily net assets.


Under the Plan applicable to the Class C shares of the Fund, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class C shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class C shares, and pay continuing commissions and service fees to brokers with respect to the Class C shares.


The Board believes that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Fund to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Because SFSC receives no other compensation from the Fund, the Board believes it would benefit the Fund to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Fund.


The Plans have been approved by the Board, including all of the Independent Directors. The Plans must be renewed annually by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such Directors be done by the Independent Directors. The Plans and any distribution agreement may be terminated at any time, without penalty, by such Directors on 60 days' written notice. SFSC or any intermediary may also terminate their respective distribution agreement at any time upon written notice.


The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Fund's outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.


SFSC is required to report in writing to the Board at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Board with such other information as reasonably may be requested in order to enable the Board to make informed determinations of whether the Plans should be continued.

                          THE FUND SERVICES AGREEMENTS

SASI is a wholly owned subsidiary of the Advisor. SASI provides the Fund with certain fund accounting, financial administration, transfer agency and shareholder relations services. SASI performs the transfer agency responsibilities utilizing the computer system of DST Systems, Inc. ("DST") on a remote basis.


For these services, the Fund Services Agreements currently provide for the Company to pay to SASI fixed fees totaling $1,052,625 per year for fund accounting and financial administration services. The Agreements also provide for an annual fee for transfer agency and shareholder relations services to the Company of $2,563,000 plus amounts equal to annual rates of $15 per shareholder account in excess of 106,500 as of the last day of the month preceding the installment due date. The Fund also is responsible for the charges for remote access to the computer system of DST. Generally, this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. The Company is also responsible for the cost to SASI of licensing from State Street its Portfolio Accounting System, which is currently approximately $98,000 per year. The fixed fees are subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter, to the extent approved by the Board. Fees are payable monthly in arrears. SASI may also pay sub-transfer agent fees with respect to accounts held at retirement plan recordkeepers and similar intermediaries, which underlie an omnibus-type account on the Fund's books and records.

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Many Fund shares are owned by certain intermediaries for the benefit of their customers. Since SFSC often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries.


SFSC or an affiliate may make payments out of its own resources to intermediaries, including those that sell shares of the Fund, for recordkeeping services as described above under "Payments to Intermediaries".


Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may, at the direction of a retirement plan's named fiduciary, be paid for providing services that would otherwise have been performed by SFSC or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments also may be made to offset charges for certain services, such as plan participant communications, provided by SFSC or an affiliate or an unaffiliated third party.


In certain situations where SFSC or an affiliate provides recordkeeping services to a retirement plan, credits may be accrued which may be subsequently drawn down to pay for plan expenses. Credits may be accrued based on investments in particular Funds, or may be awarded for a given period of time. At the direction of a plan sponsor, credits generally may be used to offset certain non-recordkeeping expenses, such as the creation of plan participant communications. Credits also may be used to reimburse plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with plan services provided by a third party.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

In the case of listed securities, the Fund's policy is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Fund can obtain better price or execution through the use of a broker. Purchases are made for investment and not for trading purposes. Subject to the direction and control of the Board and in accordance with its advisory agreements, the Advisor supervises the investments of the Fund and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor. In making such purchases and sales, the brokerage commissions are paid by the Fund. The Fund may also buy or sell securities from, or to, dealers acting as principals.


Section 28(e) of the 1934 Act, which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Fund, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Fund to pay such greater commissions, the Advisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Fund and to its other clients.


Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

Although research and market and statistical information from brokers and dealers can be useful to the Fund, it is the opinion of the management of the Fund that such information is only supplementary to the Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Advisor's staff.


The Advisor obtains brokerage and research services specifically in exchange for commissions paid by the Fund and its other clients. These service providers may include, but are not limited to, Advent Software, American Stock Exchange, BCA Research, Bloomberg, Briefing.com, CSFB Holt, Dow Jones, Empiracal Research, Factset, Gartner, Institutional Investor, Interactive Data, ISS, ITG, Lipper, Morningstar, MSCI, NYSE, Omgeo, OPRA, Russell Indices, Standard & Poor's, SNL, Sungard, Telemet, The Markets.com, Thomson and Value Line.


The research services provided by brokers through which the Fund effect securities transactions may be used by the Advisor in managing its other client accounts, as well as the Fund. However, the Advisor uses the commissions paid by most of their other client accounts to obtain research services as well, and this research is also useful in managing the Fund's accounts, as well as those of other clients.


Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Fund that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount.


Brokerage commission information is not provided for the Fund because it first began operations in October, 2007.


At such time as the Advisor deems it advisable, the Fund may participate in a program with State Street Global Markets, LLC ("State Street Global") under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund's third-party service providers other than the Advisor or its affiliates. The credit may be applied to the fees of the Fund's custodian, which is an affiliate of State Street Global. Neither the Advisor nor its affiliates receive any direct or indirect benefit from this arrangement.

                               PORTFOLIO TURNOVER

Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities. Portfolio turnover is not provided because the Fund first began operations in October, 2007.

                                 CAPITALIZATION

Shares of the Company's common stock are fully paid and non-assessable. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled, at the discretion of the Board, to one vote per dollar of net asset value per share or one vote per share, on matters on which all Funds of the Company vote as a single class.


The proceeds from the sale of shares of the Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Board has adopted an "Amended Rule 18f-3 Plan" for the Company under which the methods of allocating income and expenses among classes of shares of the Fund is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of the Fund. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

In the case of dissolution or liquidation of the Company, the shareholders of the Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

                 HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES

Shares of the Fund may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares, which are offered by every Fund, is the sum of the current net asset value per share plus a sales charge which ranges from 5.0% to 0% of the purchase price. The public offering price of Class C and Class I shares is equal to the current net asset value per share. A contingent deferred sales charge ("CDSC") may apply to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See the Prospectus for more information about how to purchases shares and/or receive a reduced sales charge.

                      ISSUANCE OF SHARES AT NET ASSET VALUE

Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Fund at net asset value. Such investors are listed in the Prospectus. Such investors include officers, directors and employees of the Fund, the Advisor, and the Advisors' affiliates.


You may redeem your shares on any business day (as defined below). Class A and Class I shares generally are redeemed at current net asset value; a CDSC may be payable on redemptions of Class A shares (under certain circumstances), and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.

                        DETERMINATION OF NET ASSET VALUE

The net asset value (NAV) per share of each class of shares is computed by dividing the total value of assets less liabilities for each share class by the corresponding shares outstanding attributable to that share class. NAV is computed on all days that the New York Stock Exchange ("NYSE") is open.


Security Valuation: Equity securities that are traded on a national or foreign securities exchange and over-the counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the NYSE, generally 4:00 p.m. (Eastern Time) each day the NYSE is open for business. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean between the current bid and asked prices. With regards to foreign equity securities, on a daily basis the Fund through an independent pricing service determines whether to fair value these securities based on a certain level of movement in the U.S. markets as measured by particular market indices. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Fixed-income securities are valued daily on the basis of valuations furnished by a pricing service which determines valuations for normal institutional-sized trading units of debt securities. The mean between the bid and asked prices is used for valuation of these securities. The independent pricing service values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned, which approximates market value. Money market securities are valued at their amortized cost in accordance with SEC regulations. The amortized cost method involves valuing a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium rate regardless of fluctuations in interest rates.


When there are no "readily available market quotations" for a security, or a security's value has been materially affected by events occurring before the Fund's pricing time but after the close of the security's primary market, the Fund will employ "fair value" pricing procedures adopted by the Fund's Board. The Board has delegated this responsibility to a pricing committee, subject to its review and supervision. The definition of fair value as a general rule is the value one might reasonably expect to receive upon a current sale of the security. Among the factors that one might consider in determining fair value methodology include: (a) fundamental analytical data, (b) the nature and duration of restrictions on disposition, (c) an evaluation of the conditions that influence the market in which the securities are purchased and sold, and
(d) specific factors, including type of security, financial statements, cost, size of holding, analysts reports, and public trading in similar securities of the issuer or comparable securities.

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Events that may materially affect the value of portfolio securities include events affecting specific issuers, such as a halt in trading due to volatility or events affecting securities markets in general such as natural disasters, terrorist activity, major political or governmental changes, and unusual market volatility. In these types of events implementation of fair value procedures is usually required.

                                     TAXES

The Fund intends to elect and qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Fund intends to distribute substantially all of such income. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, it would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received reduction for corporate shareholders.

The Company consists of several separate funds. Each such fund in the Company is treated as a separate corporation for federal income tax purposes and is thus considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one fund do not offset gains in another fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the fund level rather than at the Company level.

Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income for federal income tax purposes. Distributions made from an excess of net long-term capital gains over net short-term capital losses (hereinafter referred to as "capital gain dividends") are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund's shares. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any capital gain dividends, and the portion of any ordinary income dividends eligible for either the dividends received deduction allowed to corporations under the Code or the reduced individual income tax rate applicable to qualified dividend income, as described below.

Certain dividend income and long-term capital gain are eligible for taxation at a reduced rate applicable to non-corporate shareholders for taxable years beginning prior to January 1, 2011. Under these rules, distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are treated as "qualified dividend income" eligible for taxation at a maximum tax rate of 15% in the hands of noncorporate shareholders. A certain portion of dividends paid by a RIC to non-corporate shareholders may be eligible for treatment as qualified dividend income. In order for dividends paid by the Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the noncorporate shareholder must meet holding period and other requirements with respect to the Fund's shares. To the extent that the Fund engages in securities lending with respect to stock paying qualified dividend income, it may be limited in its ability to pay qualified dividend income to its shareholders. Additionally, to the extent the Fund's distributions are derived from income on debt securities, or on certain types of preferred stock treated as debt for federal income tax purposes and from short term capital gain, such Fund's distributions will not be eligible for the reduced tax rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).

Dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Fund. The Fund will allocate any dividends eligible for the dividends received deduction and/or the reduced income tax rate applicable to qualified dividend income, any capital gain dividends as well as any exempt-interest dividends (and preference items) among the various classes of shares according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to each class of shares during the taxable year, or such other method as the Internal Revenue Service may prescribe.

If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the Fund and received by its shareholders on December 31st of the year in which the dividend was declared.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company, or who, to the Company's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or credit against a shareholder's federal income tax liability provided the required information is timely forwarded to the Internal Revenue Service.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Under the provisions of the American Jobs Creation Act of 2004 ("2004 Tax Act"), dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens and foreign entities, if and to the extent properly designated as "interest-related dividends" or "short-term capital gain dividends," generally will not be subject to U.S. withholding tax. Under recent guidance issued by the IRS, a RIC will generally be allowed to designate the maximum amount of its qualified dividend income, interest related dividends and short term capital gain dividends even where the aggregate of the amounts designated exceeds the amounts of the RIC distributions. However, in any given tax year, there may be circumstances which would cause the Fund not to designate the maximum amount of interest-related income or short term capital gain income eligible for exemption. It is not possible to predict what portion, if any, of the Fund's distributions will be designated as short-term capital gains or interest income exempt from withholding in the hands of nonresident and foreign shareholders.

The 2004 Tax Act also provides that distributions of a RIC 50% or more of the assets of which are "U.S. real property interests," as defined in the Code and Treasury regulations (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs and certain REIT capital gain dividends among other entities), to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests, generally will cause a foreign stockholder to treat such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. stockholders. Such distributions may be subject to U.S. withholding tax and may require the foreign stockholder to file a U.S. federal income tax return.

These provisions added by the 2004 Tax Act generally would apply to distributions with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Distributions froma RIC 50% or more of the assets of which are U.S. real property interests will be treated as effectively connected to a trade or business in the U.S. after that date, to the extent the distributions are directly or indirectly attributable to the distributions from a REIT. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a RIC may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. A foreign tax credit may be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The distributing Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by such Fund. If the Fund satisfies the holding period requirements and if more than 50% in value of its total assets at the close of the taxable year consists of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. The Fund, to the extent applicable, will report annually to shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit.

Certain transactions of the Fund are subject to special tax rules of the Code that may, among other things, a) affect the character of gains and losses realized, b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also will require the Fund to mark to market certain types of positions in their portfolios (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Fund intend to monitor its transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

If a shareholder exercises an Exchange Privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any sales charge paid to the Company reduces any sales charge such shareholder would have owed for the shares of the new Fund in the absence of the Exchange Privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.

A loss realized on a sale or exchange of shares of the Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Code requires the Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains and foreign currency gains, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company anticipates that it will make sufficient timely distributions to avoid the imposition of the excise tax.

                              SHAREHOLDER SERVICES

Open Account. An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Fund as described in the Prospectus.

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The Fund reserve the right at any time to vary the initial and subsequent investment minimums of any Fund.

Policyowners of National Life who invest policy dividends may open an account in any of the Fund with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Fund.

The Fund is not required to and does not currently intend to issue stock certificates.

Except for confirmation of purchases, the cost of these shareholder services is borne by the Fund.

Automated Clearing House ("ACH"). The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide SASI with a pre-designated destination. There is no charge for this service.

Distribution Options. Shareholders of the Fund may elect to reinvest automatically their ordinary income and capital gain dividends in additional full and fractional shares of any one of the other funds of the Company of the same share class at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any sales charge. Before exercising this option, shareholders should read the portions of the selected Fund's Prospectus(es) relating to the fund's objectives and policies. The target and original accounts for dividends must be in different funds.

Automatic Investment Plan. See the Prospectus for information and an application. The minimum initial investment and subsequent investment is $50.

Telephone Investment Service. See the Prospectus for information and an application.

SASI provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

Exchange Privilege. This privilege also permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account
I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values after payment of a fee of $75 (in addition to any applicable transfer taxes) to SASI for such transfer.

An exchange is a taxable transaction for federal income tax purposes and any gain or loss realized is recognizable for such purposes.

Exchanges may be subject to certain limitations and are subject to the Fund's policies concerning excessive trading practices, which are policies designed to protect the Fund and their shareholders from the harmful effect of frequent exchanges. These limitations are described in the Prospectus.

Reinstatement Privilege. Shareholders who have redeemed all or part of their Class A shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within 90 days after the redemption. The privilege may be exercised only once by a shareholder as to any of the Fund except where the sole purpose of the transaction is to transfer the shareholder's interest or a portion thereof in the Fund to a trustee or custodian for such shareholder's Self-Employed Retirement Plan or IRA. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may be disallowed under current federal tax law.

If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Fund, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.

Right To Reject Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Fund each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Fund consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Fund reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund.

Application of Excessive Trading Policy to Investors Who Transact Fund Shares Through Intermediaries. As described in the Prospectus, under the Fund's excessive trading policy the Fund may, in certain circumstances, reject an investor's purchase or exchange of Fund shares, or impose a redemption fee. Except as noted below, the Fund will not permit investors to purchase shares through certain intermediaries, including brokers, that do not have shareholder information agreements with either the Company, SFSC or SASI, acting on behalf of the Fund. Such shareholder information agreements are intended to help identify investors who engage in excessive trading through intermediaries. The Fund may elect to treat an intermediary that has no shareholder information agreement concerning the Fund as an individual investor with respect to its excessive trading policy. If the Fund makes this election, it will not, with respect to its excessive trading policy, consider any individual order to transact Fund shares that an investor has submitted to the intermediary, but will instead consider only single transactions submitted by the intermediary. Depending in part on an investor's relationship with the intermediary, this may have adverse consequences to the investor -- such as the rejection of a transaction in Fund shares or the imposition of a fee -- that would not be borne by other investors who deal with the Fund directly or through a different intermediary.

                             DEALER SERVICING FEES

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this Statement of Additional Information. Your financial intermediary will provide you with specific information about any processing or service fees you will be charged.

                               REGULATORY MATTERS

In October 2004, SFSC settled a potential disciplinary action by entering into a Letter of Acceptance, Waiver and Consent with the National Association of Securities Dealers, Inc. The matter arose from alleged excessive short-term trading losses for the period from October 1, 2000 to October 31, 2003. The Fund were not parties to the proceeding and bore no associated costs. The Distributor made restitution payments of $645,631 to International Equity Fund, $10,098 to Bond Fund (which later reorganized into the Government Securities Fund) and $3,946 to High Yield Bond Fund. These amounts were equivalent to approximately $0.09, $0.00 and $0.00 per share, respectively, when they were accounted for in the Fund's net asset value.

                              GENERAL INFORMATION

Copies of the Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws of the Company, each as amended and supplemented, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also available at the SEC's Internet Web site at http://www.sec.gov. All cash and securities of the Fund, except for U.S. government securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street or in a central depository system in the name of State Street Bank & Trust Company - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Fund's Custodian. State Street is also Dividend Disbursing Agent for the Fund's shares. SASI is Transfer Agent and Registrar for the Fund's shares. All correspondence regarding the Fund should be mailed to Sentinel Administrative Services, Inc., P.O. Box 1499, Montpelier, Vermont 05601-1499.

The independent registered public accounting firm for the Fund is [      ],
located at [      ]. The independent registered public accounting firm is
responsible for auditing the annual financial statements of the Company.

Counsel for the Fund is Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.

                              FINANCIAL STATEMENTS

Financial statements are not yet available because the Fund first began operations in October, 2007.

                      APPENDIX A: Proxy Voting Procedures
                        Sentinel Asset Management, Inc.

                     Proxy Voting Philosophy and Procedures
                           Revised February 15, 2005

The proxy voting philosophy and procedures outlined below pertain to the mutual fund accounts managed by Sentinel Asset Management, Inc. ("SAMI" or the "Company"). For externally managed accounts, the subadvisor shall maintain its own proxy voting philosophy and policy.

                            PROXY VOTING PHILOSOPHY

In the broadest terms, the Company believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts, and votes all proxies with this goal in mind.

Fiduciary Responsibility
________________________

The Company has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of the various accounts under management. While the Company will carefully review each proxy issue and evaluate the statements of competing parties, the determination of the final vote, and/or resolution of any potential conflict of interest, will be based solely on the best interests of the Company's clients.

Using Management Guidance
_________________________

The Company strives for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations, and that specific conditions at two different companies may at times result in different votes on similar proxy resolutions. Since the quality of management is one of the most important considerations of the Company's portfolio managers and analysts when making investments, considerable weight is given to the recommendations of a company's management and directors with respect to proxy issues. In many cases, unless such recommendations conflict with the interests of National Life Insurance Company and its policyholders, Sentinel Fund shareholders, SAMI clients, and National Life Separate Account II participants and beneficiaries, votes will be cast in accordance with management recommendations. Individual issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of shareholders and clients, resolution is always in favor of the latter group.

Policy on Board of Directors
____________________________

The Company believes that meaningful, independent oversight of corporate managers is a vital role of a company's Board of Directors. To that end, the Company will generally support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on director nominees are made on a case-by-case basis examining such factors as board and committee composition, attendance and governance. Votes for director nominees may be withheld in cases with a lack of independence and/or lack of material financial interest in the company.

Policy on Audit Committee
_________________________

The Company believes that audit committee should be comprised of financially literate, independent directors and shall vote in favor of such proposals. Further, the audit committee should have the exclusive authority to hire independent auditors. The Company will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of such outside auditor.

Policy on Proxy Contest Defenses/Anti-takeover Measures
_______________________________________________________

The Company generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic values. The Company generally supports shareholder resolutions that serve to reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, the Company conducts an independent review of each proposal and votes in the best interests of its clients.

Anti-takeover measures that the Company generally opposes:

o    Classification of the Board of Directors

o    Shareholder rights plans (poison pills)

o    Greenmail

o    Supermajority rules to approve mergers or amend charter or bylaws

o Authority to place stock with disproportionate voting rights or Golden Parachutes

Shareholder resolutions that The Company has generally supported:

o    Rescind or prohibit any of the above-anti-takeover measures

o    Annual voting of directors; repeal classified boards

o    Adoption of confidential voting

o    Adoption of cumulative voting

o    Redeem shareholder rights plans

o    Proposals that require shareholder approval of rights plans (poison pills)


Policy on Capital Structure
___________________________

The Company carefully considers proposals to authorize increased shares, and generally limits authorization to funding needs for the next twelve months or compelling management cases. The Company will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation
_____________________________________________

The Company believes that stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing proper motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. The Company will oppose plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate executives and directors. The Company will consider other factors such as other corporate incentives, corporate performance, industry, terms and duration in its decision. Although each plan will be voted on a case-by-case basis, The Company will generally vote against plans which do not meet several criteria. The Company standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) material revisions to plans voted by shareholders. The Company believes that these criteria will set votes in favor of plans that meet the overriding goal aligning management and shareholder interests, while providing reasonable economic incentives for managers. The Company will generally vote against option repricing, and will vote for proposals requiring shareholder approval to reprice options. The Company may withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.


Policy on Mergers and Corporate Restructurings
______________________________________________

All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial benefits and acquisition price.

Social and Environmental Issues
_______________________________

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor's view of corporate responsibility or citizenship. Examples of such proposals include requests that a company:

o    allow shareholder control of corporate charitable contributions

o    exit the nuclear power business

o    adopt the MacBride Principles

o    adopt the Valdez Principles

o    stop doing business with the US Department of Defense

o    stop using animals for product testing

o    make donations to a pro-life or pro-choice advocate

o    stop donations to a pro-life or pro-choice advocate

o    move its annual meeting to a town with better public transportation

While the Company's directors, officers, employees and clients may have personal views with respect to each of these and other issues, it is the Company's corporate policy not to favor resolutions that would impose mandatory constraints on a company's perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

                            PROXY VOTING PROCEDURES

Proxies for all accounts are forwarded to a single professional designated by the CEO of the Company. A Corporate Governance and Proxy Voting Committee exists to review potential proxy voting policy changes and to decide the outcome of controversial proxy decisions.

o Upon receipt, proxies are verified to insure that the Company or its affiliates own the shares to be voted as of the record date on the proxy statement, and to cross-check that the number of shares/votes indicated on the proxy is correct. This is verified via Investor Responsibility Research Center (IRRC).

o Every effort is made to insure that proxies are forwarded to The Company by IRRC sufficiently in advance of each company's annual meeting to allow ample time to research the issues, vote and return the proxy.

o Once all proxies for an individual issue/company have arrived, the specific issues to be voted are researched. IRRC provides the Company with an analysis of the issues based on our stated proxy voting guidelines. This recommendation is taken into consideration in the analysis of each issue; the Company makes the final voting decisions. When, in the judgment of the "designated professional," the infrequent, controversial item arises on a proxy ballot, s/he will search out the opinions and recommendations of senior management who, acting as a "committee," will determine the ultimate vote.

o Based on this research, the proxies are voted by the designee, who has final discretion on individual issues (except as noted above).

o After the proxies have been voted, each individual proxy vote is recorded in IRRC, and a copy filed. IRRC records: actual vote on each resolution, number of shares voted, whether vote was for or against management's recommendation, and the date the proxy was voted. The copies are filed in the Company's library. This file is maintained electronically and in the investment library for a period of 5 years.

                                     Part C

                                Other Information

Item 23. Exhibits

(a)(1) Articles of Amendment and Restatement effective January 24, 2006 (7)
(a)(2) Articles of Correction effective March 15, 2006 (6)
(a)(3) Articles Supplementary (increasing HY Bond Fund Class A shares and deleting Tax-Free Income Class B shares) effective March 15, 2006 (6)
(a)(4) Articles Supplementary (adding Growth Leaders Fund) effective March 15, 2006 (6)
(a)(5) Articles Supplementary (adding Capital Growth Fund) effective
March 15, 2006 (6)
(a)(6) Certificate of Correction effective May 24, 2006 (8)
(a)(7) Articles Supplementary (adding Class C shares - Government Securities and Short Maturity Government Fund) (8)
(a)(8) Article Supplementary (eliminating
the New York Tax-Free and Tax-Free Income Funds) effective March 30, 2007 (10)
(a)(9) Articles Supplementary (adding Class I shares to Common Stock and Government Securities Funds) effective March 30, 2007 (11)
(a)(10) Articles Supplementary (adding the Georgia Municipal Bond Fund) effective March 30, 2007 (11)
(a)(11) Articles Supplementary (adding the Mid Cap Value Fund) effective
March 30, 2007 (11)
(a)(12) Articles Supplementary (adding Class I shares to Balanced, Capital Growth, Growth Leaders, International Equity and Mid Cap Growth Funds)
(13)
(a)(13) Articles Supplementary (adding Small/Mid Cap Fund)
(b)(1)  Amended and Restated By-Laws of the Registrant (7)
(c)(1) Form of Share Certificate (4)
(c)(2) New Form of Share Certificate (4)
(d)(1) Investment Advisory Agreement between Registrant and Sentinel Advisors Company dated as of March 1, 1993, as amended through May 4, 2007 (1), (5), (6) & (13)
(d)(2) Investment Advisory Agreement between the Registrant and the Sentinel Advisors Company dated as of June 1, 1997, as amended through February 1, 2000 (High Yield Bond Fund) (1) & (6)
(d)(3) Investment Advisory Agreement between the Registrant and the Sentinel Advisors Company dated as of December 12, 2002 (Capital Markets Income Fund) (2)
(d)(4) Transfer and Assumption Agreement between Sentinel Advisors Company and Sentinel Asset Management, Inc. effective March 31, 2006 (11)
(d)(5) Investment Sub-Advisory Agreement between Sentinel Asset Management, Inc. and GLOBALT, Inc. dated as of May 4, 2007 (12)
(d)(6) Investment Sub-Advisory Agreement between Sentinel Asset Management, Inc. and Steinberg Asset Management, LLC dated as of May 4, 2007 (12)
(d)(7) Form of Amendment to the Investment Advisory Agreement between Registrant and Sentinel Advisors Company
(e)(1) Distribution Agreement between the Registrant and Sentinel Financial Services Company ("SFSC"), dated as of March 1, 1993 (1)
(e)(2) Form of Dealer Agreement as supplemented through May 4, 2007(7) & (13)
(f)(1) Registrant has provided health care and insurance benefits to certain retirees
(f)(2) National Life Insurance Company 401(k) Plan (Chief Compliance Officer)
(11)
(f)(3) National Life Insurance Company Pension Plan (Chief Compliance Officer)
(11)
(f)(4) National Life Insurance Company Supplemental Pension Plan (Chief Compliance Officer) (11)
(g)(1) Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective October 1, 2000 (2)
(g)(2) Amendment to Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective March 2004 (11)
(h)(1) Administration Agreement between Registrant and Sentinel Administrative Services, Inc. dated June 7, 2007
(13)
(h)(2) Transfer and Dividend Disbursing Agreement between Registrant and Sentinel Administrative Services, Inc. dated June 7, 2007 (13)
(h)(4)  Fee Agreement (Common Stock Fund) (9)
(h)(5) Fee Agreement (Capital Growth and Growth Leaders Funds) (5)
(i) Opinion and Consent of Counsel (9)
(j) Consent of the independent registered public accounting firm*
(k) Not applicable.
(l) None.
(m)(1) Class A Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (11)

(m)(2) Sentinel Short Maturity Government Fund Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (13)
(m)(3) Class B Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (11)
(m)(4) Class C Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (11)
(m)(5) Class D Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (11)
(m)(6) Class S Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (11)
(n)(1) Amended Plan pursuant to Rule 18f-3 under the 1940 Act (12)
(n)(2) Form of amended Plan Pursuant to Rule 18f- 3 under the 1940 Act (Class I)
(13)
(n)(3) Form of amended Plan Pursuant to Rule 18f- 3 under the 1940 Act (Small/ Mid Cap Fund)
(o) Reserved.
(p)(1) Code of Ethics of the Registrant, as amended through December 8, 2005 (3)
(p)(2) Code of Ethics of Advisor, as amended through January 31, 2005 (3)
(p)(3) Code of Ethics of Distributor as amended through December 19, 2005 (3)
(p)(4) Senior Officer Code of Ethics, as amended through August 15, 2003 (6)
(q) Power of Attorney (13)

*To be filed by amendment.

(1) Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement filed on Form N-1A on March 30, 2000.
(2) Incorporated by reference to Post-Effective Amendment No. 103 to the Registration Statement filed on Form N-1A on September 29, 2005.
(3) Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement filed on Form N-1A on December 19, 2005.
(4) Incorporated by reference to Post Effective Amendment No. 106 to the Registration Statement filed on Form N-1A on December 23, 2005.
(5) Incorporated by reference to Post Effective Amendment No. 1 to the Form N-14 filed on Form N-1A on January 23, 2006.
(6) Incorporated by reference to Post Effective Amendment No. 107 to the Registration Statement filed on Form N-1A on March 17, 2006.
(7) Incorporated by reference to Post Effective Amendment no. 109 to the Registration Statement filed Form N-1A on March 30, 2006.
(8) Incorporated by reference to Post Effective Amendment No. 110 to the Registration Statement filed Form N-1A on June 1, 2006.
(9) Incorporated by reference to Post Effective Amendment No. 111 to the Registration Statement filed on Form N-1A on March 30, 2007.
(10) Incorporated by reference to Post Effective Amendment No. 112 to the Registration Statement filed on Form N-14 on December 18, 2006.
(11) Incorporated by reference to Post Effective Amendment No. 113 to the Registration Statement filed on Form N-1A on March 30, 2007.
(12)Incorporated by reference to Post Effective Amendment No. 114 to the Registration Statement filed on Form N-1A May 4, 2007
(13) Incorporated by reference to the Post Effective Amendment No. 115 to the Registration Statement filed on Form N-1A on June 28, 2007

Item 24. Persons Controlled by or under Common Control With The Registrant

     None.

Item 25. Indemnification

See the Amended and Restated Articles of Amendment of the Registrant, incorporated by reference to Exhibit (a) to this Registration Statement.

See the Amended and Restated Bylaws incorporated by reference to Exhibit (b) to this Registration Statement.

The investment advisory agreements incorporated by reference to Exhibit (d) to this Registration Statement provide that in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties thereunder on the part of the Advisor, the Advisor shall not be liable to the Registrant or to any shareholder of the Registrant for any act or omission in the course of, or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or selling of any security.

In addition, the Registrant maintains a directors and officers liability insurance policy with maximum coverage of $15 million under which the directors and officers of the Registrant are named insureds.

The Registrant also has agreed pursuant to indemnification agreements (each an "Indemnification Agreement") to indemnify, and advance expenses to, each "Disinterested Director" (as defined in each Indemnification Agreement), if he or she is or is threatened to be made a party to a Proceeding (as defined in each Indemnification Agreement). In accordance with the terms of each Indemnification Agreement, the Registrant shall indemnify any applicable Disinterested Directors for and against any and all judgments, penalties, fines and amounts paid in settlement, and all expenses actually and reasonably incurred by the applicable director or on his or her behalf in connection with a Proceeding, to the maximum extent permitted by Maryland law and to the extent not expressly prohibited by applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act, and regulations or rules issued with respect thereto by the U.S. Securities Exchange Commission), in effect as of the date of the applicable Indemnification Agreement or at the time of the request for indemnification, whichever affords greater rights of indemnification to the indemnitee, including any additional indemnification permitted by Section 2-418(g) of the Maryland General Corporation Law. The Registrant also shall indemnify a Disinterested Director for and against all expenses actually and reasonably incurred by such Disinterested Director or on his or her behalf in connection with any Proceeding to which the indemnitee is or is threatened to be made a witness but not a party, within fifteen (15) days after receipt by the Registrant of each statement of expenses from the indemnitee. Under the Indemnification Agreement, the Registrant shall not be liable for indemnification in connection with: (i) any monetary settlement by or judgment against a Disinterested Director for insider trading or disgorgement of profits by such Disinterested Director pursuant to Section 16(b) of the Securities Exchange Act of 1934; or (ii) any liability to the Registrant or its shareholders with respect to a Proceeding (other than a Proceeding under Section 7(a) of the Indemnification Agreement), to which such Disinterested Director otherwise would be subject by reason of such Disinterested Director having engaged in certain Disabling Conduct (as defined in the Indemnification Agreement).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than for expenses paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, unless the matter has been settled by controlling precedent in the opinion of its counsel, will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

Information on each investment advisor is incorporated by reference to the Prospectus and Statement of Additional Information included in this Registration Statement.

Item 27. Principal Underwriters

(a) Not applicable.

(b) As to each officer of SFSC:



Name and Principal
__________________

Business Address*                   Positions and Offices with SFSC             Positions and Offices with Registrant
_________________                   _______________________________             _____________________________________

Christian W. Thwaites                 Chief Executive Officer                     President and Chief Executive Officer
Clara Sierra                          Executive Vice President,                   None
                                      Director of Dealer Relations
James Cronin                          President                                   None
Bruce Hoffmann                        Senior Vice President                       None
Michael D. Dellipriscoli              Senior Vice President                       None
                                      & Chief Financial Officer
Robert E. Cotton                      Treasurer                                   None
Peter F. Hebert                       Vice President -                            None
                                      Retirement Services
Philip G. Partridge, Jr.              Vice President - Finance                    None
Gregory D. Teese                      Vice President - Compliance &               None
                                      Chief Compliance Officer
Todd M. Wallace                       Vice President - National Sales Desk        None
Ian A. McKenny                        Counsel                                     None
James K. McQueston                    Secretary                                   None
Kathy M. Trussell                     Assistant Secretary                         None
Claudia H. Brousseau                  Tax Officer                                 None
Alfred J. Warburton                   Tax Officer                                 None


The principal business address of all such persons is One National Life Drive, Montpelier, Vermont 05604.

(c) Not applicable.

Item 28. Location of Accounts and Records

The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

(a)  Sentinel Administrative Services, Inc.
     One National Life Drive
     Montpelier, Vermont 05604

     Rule 31a-1(a)

     Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)
     Rule 31a-2(a)(b)(c)(f)

(b)  Sentinel Asset Management, Inc.
     One National Life Drive
     Montpelier, Vermont 05604
     Rule 31a-1(a)(9)(10), (11)

     Rule 31a-1(d)
     Rule 31a-2(a)(c)(f)

(c)  Sentinel Financial Services Company
     One National Life Drive
     Montpelier, Vermont 05604

     Rule 31a-1(d)
     Rule 31a-2(c)

(d)  National Life Insurance Company
     National Life Drive-Records Center
     Montpelier, VT 05604


Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Montpelier and State of Vermont, as of the 18th day of July, 2007.

                                         SENTINEL GROUP FUNDS, INC. (Registrant)

                                         By:   /s/ Christian W. Thwaites
                                           _____________________________________

                                         Christian W. Thwaites
                                         President & Chief Executive Officer




Signature                                               Title                                  Date

 /s/ Christian W. Thwaites
_____________________________

Christian W. Thwaites                 Director, President & Chief Executive Officer            July 18, 2007
                                      (Principal Executive Officer)

 /s/ Thomas P. Malone
_____________________________

Thomas P. Malone                      Vice President and Treasurer                             July 18, 2007
                                      (Principal Financial and Accounting Officer)

 /s/ Thomas H. MacLeay
_____________________________

Thomas H. MacLeay                     Chair (Director)                                         July 18, 2007
__________________________

John D. Feerick*                      Director                                                 July 18, 2007
__________________________

Keniston P. Merrill*                  Director                                                 July 18, 2007
__________________________

Deborah G. Miller*                    Director                                                 July 18, 2007
__________________________

John Raisian*                         Director                                                 July 18, 2007
__________________________

Nancy L. Rose*                        Director                                                 July 18, 2007
__________________________

Richard H. Showalter, Jr.*            Director                                                 July 18, 2007
__________________________

Susan M. Sterne*                      Director                                                 July 18, 2007
__________________________

Angela E. Vallot*                     Director                                                 July 18, 2007

*Kerry A. Jung signs this document pursuant to the power of attorney filed with Post-Effective Amendment No. 115 to the Registration
Statement on Form N-1A filed on June 28, 2007.



    /s/ Kerry Jung
__________________________

Kerry A. Jung

                                    Exhibits

(a)(13) Articles Supplementary (adding Small/Mid Cap Fund)

(d)(7) Form of Amendment to the Investment Advisory Agreement between Registrant and Sentinel Advisors Company

(n)(3) Form of amended Plan Pursuant to Rule 18f- 3 under the 1940 Act (Small/Mid Cap Fund)